SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934 (Amendment No.)

Filed by the Registrant ☐

Filed by a Party other than the Registrant ☒

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☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

MENTOR GRAPHICS CORPORATION

(Name of Registrant as Specified In Its Charter)

HIGH RIVER LIMITED PARTNERSHIP
HOPPER INVESTMENTS LLC
BARBERRY CORP.
ICAHN PARTNERS LP
ICAHN PARTNERS MASTER FUND LP
ICAHN PARTNERS MASTER FUND II LP
ICAHN PARTNERS MASTER FUND III LP
ICAHN ENTERPRISES G.P. INC.
ICAHN ENTERPRISES HOLDINGS L.P.
IPH GP LLC
ICAHN CAPITAL L.P.
ICAHN ONSHORE LP
ICAHN OFFSHORE LP
BECKTON CORP.
MR. JOSÉ MARIA ALAPONT
MR. BRETT ICAHN
MR. CARL C. ICAHN
MR. GARY MEYERS
MR. DAVID SCHECHTER

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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2011 ANNUAL MEETING OF SHAREHOLDERS

OF

MENTOR GRAPHICS CORPORATION

PROXY STATEMENT

OF

HIGH RIVER LIMITED PARTNERSHIP
HOPPER INVESTMENTS LLC
BARBERRY CORP.
ICAHN PARTNERS LP
ICAHN PARTNERS MASTER FUND LP
ICAHN PARTNERS MASTER FUND II LP
ICAHN PARTNERS MASTER FUND III LP
ICAHN ENTERPRISES G.P. INC.
ICAHN ENTERPRISES HOLDINGS L.P.
IPH GP LLC
ICAHN CAPITAL L.P.
ICAHN ONSHORE LP
ICAHN OFFSHORE LP
BECKTON CORP.
MR. JOSÉ MARIA ALAPONT
MR. BRETT ICAHN
MR. CARL C. ICAHN
MR. GARY MEYERS
MR. DAVID SCHECHTER

To Our Fellow Mentor Graphics Shareholders:

This Proxy Statement and the accompanying GOLD proxy card are being furnished to shareholders ("Shareholders") of Mentor Graphics Corporation, 8005 S.W. Boeckman Road, Wilsonville, OR 97070-7777 ("Mentor Graphics" or the "Company"), in connection with the solicitation of proxies by Carl C. Icahn and the other Participants (as hereinafter defined), to be used at the 2011 Annual Meeting of Shareholders of Mentor Graphics (the "Annual Meeting") which is scheduled to be held at the Company's principal executive offices at 8005 S.W. Boeckman Road, Wilsonville, OR 97070-7777, on Thursday, May 12, 2011, at 9:00 a.m., Pacific Daylight Time, and at any adjournments, postponements or continuations thereof. This Proxy Statement and the GOLD proxy card are first being furnished to Shareholders on or about April 1, 2011.

At the Annual Meeting, the Participants (sometimes referred to herein as "we," "us," or "our") will seek to elect to the Board of Directors (the "Board") of Mentor Graphics the following persons (each a "Nominee" and collectively, the "Nominees"):

Mr. José Maria Alapont
Mr. Gary Meyers
Mr. David Schechter

By letter dated February 22, 2011, Carl C. Icahn informed the Company that he believed it should be put up for sale and he offered that one of the entities affiliated with him would purchase Mentor Graphics in a transaction, the form of which is to be determined, designed to yield the Shareholders $17 per share net in cash.  The offer was conditioned on completion of cursory due diligence, and the absence of applicability of certain anti-takeover devices and laws. Mr. Icahn offered not to provide a break-up fee in the transaction so as not to impose a roadblock on others who may want to consider bidding higher than his offer.  We anticipate that, as Board members, the Nominees will, subject to their fiduciary duties, attempt to cause the Company to begin an open and fair auction process at the end of which the best offer will be brought to the Company's shareholders for a vote. However, our three Nominees, if elected, would collectively constitute only minority representation on the Board. Therefore, even if our Nominees choose to act together on certain issues, they will not have the capability on their own to effectuate change without the support of some of the existing Board members.

Mr. Alapont is a highly accomplished executive with more than 30 years of global leadership experience at both vehicle manufacturers and suppliers, with business and operations responsibilities in the Europe, Middle East and Africa, Asia Pacific, and Americas regions. Among other qualifications, Mr. Meyers has extensive experience in the semiconductor industry, in particular a strong systems level background, as well as executive leadership experience. Mr. Schechter has a strong record as a sophisticated investor and has served on a number of public and private boards, which experience has provided him with a broad understanding of the operational, financial and strategic issues facing public and private companies. We believe that these individuals' knowledge of industry, investments and corporate finance will significantly improve the business expertise of the Board of Directors. We also believe that each Nominee is a strong shareholder-oriented individual who will help represent the best interests of the Shareholders.

Each of our Nominees has consented to being named in this Proxy Statement and, if elected, to serve as a director.

Under the proxy rules of the Securities and Exchange Commission ("Commission"), we are required either to solicit proxies only for our Nominees, which would result in limiting the ability of Shareholders to fully exercise their voting rights to vote for a full complement of directors, or, alternatively, to solicit proxies in support of our Nominees and also to seek authority from Shareholders to vote for all of the Mentor Graphics nominees other than those Mentor Graphics nominees we specify, which enables a Shareholder who desires to vote for a full complement of eight director nominees to use the GOLD proxy card to vote for our Nominees as well as for all or some of those of the Mentor Graphics nominees for whom we are seeking authority to vote. We have determined to nominate a slate of three Nominees, Mr. Alapont, Mr. Meyers and Mr. Schechter, and are seeking authority to vote for all of Mentor Graphics' nominees other than Dr. James R. Fiebiger, Ms. Marsha B. Congdon, and Dr. Fontaine K. Richardson, whose longevity on the Board ranges from 17 to 28 years. As a result, should a Shareholder so authorize us, on the GOLD proxy card, we would cast votes for our three Nominees and five Mentor Graphics nominees, which enables a Shareholder to vote for a full complement of eight director nominees. None of the Mentor Graphics nominees for whom we seek authority to vote have agreed to serve with any of our Nominees, if elected, and there is no assurance that any of the Mentor Graphics nominees will serve as directors of Mentor Graphics if any or all of the Nominees are elected to the Board. Additionally, if Mentor Graphics does not nominate the individuals for whom we seek authority to vote, our GOLD proxy card will not allow such Shareholder to utilize the GOLD proxy card to vote for such individual. If such event occurs we reserve our right to amend our proxy materials to allow for the vote for a full complement of eight directors.

THE PARTICIPANTS URGE YOU TO VOTE THE GOLD PROXY CARD FOR MR. JOSÉ MARIA ALAPONT, MR. GARY MEYERS AND MR. DAVID SCHECHTER.

The Nominees and each of the other Participants have no interest in Mentor Graphics other than through the beneficial ownership (if any) of shares of Common Stock, without par value, of Mentor Graphics (the "Common Stock") or other securities (if any) of Mentor Graphics, except as disclosed herein, including the Annexes hereto, and in the case of Mr. Alapont, through an investment in Icahn Partners, and in the case of Mr. Schechter, through his compensation arrangements described herein, and in the case of Messrs. Alapont and Meyers, pursuant to an agreement in which an affiliate of Carl C. Icahn has agreed to indemnify each such Nominee with respect to certain costs incurred by each such Nominee in connection with the proxy contest relating to the Annual Meeting (the "Nominee Agreement").

Mr. José Maria Alapont, Mr. Gary Meyers and Mr. David Schechter are committed to acting in the best interest of all shareholders of Mentor Graphics. We urge you to vote your GOLD proxy card for Mr. José Maria Alapont, Mr. Gary Meyers and Mr. David Schechter.

IMPORTANT

We urge you not to sign any white proxy card sent to you by Mentor Graphics. If you have already done so, you may revoke your proxy by delivering a later-dated GOLD proxy card in the enclosed postage-prepaid envelope, executing a vote via Internet or telephone, or by voting in person at the Annual Meeting. See "Proxy Procedures" and "Revocation of Proxies" below.

If you attend the Annual Meeting and you beneficially own shares of Common Stock but are not the record owner, your mere attendance at the Annual Meeting WILL NOT be sufficient to cancel your prior given proxy card. You must have written authority in the form of a legal proxy from the record owner to vote the shares of Common Stock in its name at the meeting. Contact D.F. King & Co., Inc. at the number shown in this Proxy Statement for assistance or if you have any questions.

If you have any questions or require any assistance in executing your proxy, please call:

D.F. King & Co., Inc.
Shareholders call toll-free: (800) 714-3313
Banks and Brokers call collect: (212) 269-5550

The Proxy Statement, as well as other proxy materials distributed by the Participants, are available free of charge online at www.readmaterial.com/mentor.

VOTING SECURITIES

Only holders of record of Mentor Graphics' Common Stock as of the close of business on March 11, 2011 (the "Record Date") are entitled to notice of, and to attend and to vote at, the Annual Meeting and any adjournments or postponements thereof. According to the definitive proxy statement of Mentor Graphics filed with the Commission on March 31, 2011 ("Mentor Graphics' Proxy Statement"), as of the Record Date, there were outstanding 112,354,285 shares of Common Stock. Shareholders of record at the close of business on the Record Date will be entitled to one vote at the Annual Meeting for each share of Common Stock of Mentor Graphics held on the Record Date.

A quorum is the presence by person or by proxy of a majority of the shares of Common Stock issued and outstanding and entitled to vote at the Annual Meeting. The shares of Common Stock represented by a proxy marked "withhold" or "abstain" will be considered present at the Annual Meeting for purposes of determining whether a quorum is present.

As of the Record Date, the Participants and their affiliates beneficially owned an aggregate of 16,120,289 shares of Common Stock, representing approximately 14.35% of the outstanding shares of Common Stock. The Participants and their affiliates intend to vote such shares of Common Stock FOR the election of the Nominees and all of Mentor Graphics' nominees other than Ms. Marsha B. Congdon, Dr. James R. Fiebiger and Dr. Fontaine K. Richardson, FOR Proposal Nos. 2, 5 and 6 in Mentor Graphics' Proxy Statement, for EVERY YEAR on Proposal No. 3, and AGAINST Proposal No. 4.

Vote by using the enclosed GOLD proxy to vote today by telephone, by Internet, or by marking, signing, dating and returning the GOLD proxy card in the postage-paid envelope provided to you.

PARTICIPANTS IN SOLICITATION OF PROXIES

In addition to the Nominees (who are Mr. José Maria Alapont, Mr. Gary Meyers and Mr. David Schechter), the participants (the "Participants") in the solicitation of proxies from Shareholders of Mentor Graphics include the following: High River Limited Partnership, a Delaware limited partnership ("High River"), Hopper Investments LLC, a Delaware limited liability company ("Hopper"), Barberry Corp., a Delaware corporation ("Barberry"), Icahn Partners LP, a Delaware limited partnership ("Icahn Partners"), Icahn Partners Master Fund LP, a Cayman Islands limited partnership ("Icahn Master"), Icahn Partners Master Fund II LP, a Cayman Islands limited partnership ("Icahn Master II"), Icahn Partners Master Fund III LP, a Cayman Islands limited partnership ("Icahn Master III"), Beckton Corp., a Delaware corporation ("Beckton"), Icahn Enterprises G.P. Inc., a Delaware corporation ("Icahn Enterprises GP"), Icahn Enterprises Holdings L.P., a Delaware limited partnership ("Icahn Holdings"), IPH GP LLC, a Delaware limited liability company ("IPH"), Icahn Capital L.P., a Delaware limited partnership ("Icahn Capital"), Icahn Onshore LP, a Delaware limited partnership ("Icahn Onshore"), Icahn Offshore LP, a Delaware limited partnership ("Icahn Offshore"), Mr. Carl C. Icahn and Mr. Brett Icahn.

Icahn Partners, Icahn Master, Icahn Master II and Icahn Master III (collectively, the "Funds") and High River (together with the Funds, the "Icahn Parties"), are entities controlled by Mr. Carl C. Icahn. Mr. Carl C. Icahn is primarily engaged in serving as (i) Chairman of the Board of Icahn Enterprises GP, the general partner of Icahn Enterprises L.P., a New York Stock Exchange listed diversified holding company engaged in a variety of businesses, including investment management, automotive, gaming, railcar, food packaging, metals, real estate and home fashion ("Icahn Enterprises"), (ii) Chief Executive Officer of Icahn Capital LP, a subsidiary of Icahn Enterprises, through which Mr. Icahn manages various private investment funds, including the Funds, and (iii) Chairman of the Board and a director of Starfire Holding Corporation ("Starfire"), a holding company engaged in the business of investing in and/or holding securities of various entities, and as Chairman of the Board and a director of various of Starfire's subsidiaries. Mr. Brett Icahn is Carl C. Icahn's son and an employee and/or officer and/or director of the Icahn Parties and various other entities controlled by Carl C. Icahn, and who will participate in soliciting proxies from Mentor Graphics Shareholders. Brett Icahn does not own beneficially any interest in securities of Mentor Graphics. Brett Icahn will not receive any special compensation in connection with this solicitation. In connection with his employment by Icahn Capital, Brett Icahn has a participatory interest in the profits derived by its affiliated entities from their investment in certain companies, including Mentor Graphics. The participatory interest of Brett Icahn entitles him to 5.1% of the aggregate profits from such investments after an 8% hurdle rate is achieved.

In consideration of providing certain investment advisory, administrative and back office services to the Funds, Icahn Onshore, the general partner of Icahn Partners, and Icahn Offshore, the general partner of Icahn Master, Icahn Master II and Icahn Master III, (together, the "General Partners"), are allocated from the Funds on an annual basis (i) special profits interest allocations ranging from 1.5% to 2.25% of the balance in each of the Funds' capital accounts attributable to fee-paying investors (but such allocations are made only to the extent that there are sufficient profits to cover such amounts) and (ii) incentive allocations, subject to a "Highwater Mark" (whereby the General Partners do not earn incentive allocations during a particular year even though the fund had a positive return in such year until losses in prior periods are recovered), ranging from 15% to 22% of the net profits generated by fee-paying investors of the Funds. Therefore, the amounts received by the General Partners will be affected by the combination of fee-paying assets under management and the investment performance of the Funds (including any increase or decrease in the value of shares of Mentor Graphics). The General Partners are owned by Icahn Capital, which is a subsidiary of Icahn Enterprises. Carl C. Icahn is the indirect owner of the general partner of Icahn Enterprises and the indirect holder of approximately 92.5% of the outstanding depositary units representing limited partnership interests in Icahn Enterprises.

On March 7, 2011, Carl C. Icahn sent a letter to all investors in the Funds stating that, due to ongoing concerns about the economic outlook and recent political tensions in the Middle East, it had been determined that all fee paying capital, totaling approximately $1.76 billion, would be returned to investors no later within 30 days following completion of the March 31, 2011 audit of the Funds. He further stated that 95% of the March 31 capital balances was expected to be returned by April 30, 2011. As the payments are expected to be funded through cash on hand and borrowings under existing lines of credit, and not through the sale of securities of the companies held by the Funds, there is expected to be no effect on the beneficial ownership of Common Stock by the Funds.

Annex A attached hereto sets forth, as to the Nominees and the other Participants, all transactions in securities of Mentor Graphics effected during the past two years and their beneficial ownership of securities of Mentor Graphics.

With respect to each Participant (including the Nominees), except as set forth herein or in any of the Annexes attached hereto, (i) such Participant is not, and was not within the past year, a party to any contract, arrangement or understanding with any person with respect to any securities of Mentor Graphics, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; and (ii) neither such Participant nor any of such Participant's associates have any arrangement or understanding with any person with respect to (A) any future employment by Mentor Graphics or its affiliates or (B) any future transactions to which Mentor Graphics or any of its affiliates will or may be a party.

PROPOSAL No. 1: Election of Directors

By letter dated February 22, 2011, Carl C. Icahn informed the Company that he believed it should be put up for sale and he offered that one of the entities affiliated with him would purchase Mentor Graphics in a transaction, the form of which is to be determined, designed to yield the Shareholders $17 per share net in cash.  The offer was conditioned on completion of cursory due diligence, and the absence of applicability of certain anti-takeover devices and laws. Mr. Icahn offered not to provide a break-up fee in the transaction so as not to impose a roadblock on others who may want to consider bidding higher than his offer.

The Participants anticipate that, as Board members, the Nominees will, subject to their fiduciary duties, attempt to cause the Company to begin an open and fair auction process at the end of which the best offer will be brought to the Company's shareholders for a vote. However, our three Nominees, if elected, would collectively constitute only minority representation on the Board. Therefore, even if our Nominees choose to act together on certain issues, they will not have the capability on their own to effectuate change without the support of some of the existing Board members. The Nominees are committed to the best interests of all Mentor Graphics Shareholders and, in the absence of a sale of the Company, intend to work to improve shareholder value. The Nominees are unable to fully formulate specific plans with respect to the Company as they are not privy to non-public information regarding Mentor Graphics. We believe that the Nominees, based upon their broad experience as described herein, can help to effect positive change at the Company by working with the other Board members and management to improve shareholder value.

Article I, Section 1.12(a)(1), of Mentor Graphics' Bylaws, effective as of January 1, 2010, as publicly filed with the Commission on December 15, 2009, provided that Shareholder nominations of directors may be made by "…any shareholder of the corporation who was a shareholder of record of the corporation at the time the notice provided for in this Section 1.12 is delivered to the Secretary of the corporation, who is entitled to vote at the meeting and who complies with the notice procedures set forth in subparagraphs (2) and (3) of this paragraph." On February 11, 2011 the Icahn Parties, record holders of Common Stock, delivered timely notice in accordance with the foregoing, notifying Mentor Graphics that the Icahn Parties intend to nominate and will seek to elect at the Annual Meeting Mr. José Maria Alapont, Mr. Gary Meyers and Mr. David Schechter as members of the Board of Mentor Graphics. Each Nominee, if elected, would serve a one-year term and hold office until the 2012 annual meeting of shareholders and until a successor has been duly elected and qualified. Background information about each of the Nominees is set forth below and in Annex A attached hereto.

According to Mentor Graphics' Proxy Statement, the Board of Mentor Graphics intends to nominate eight candidates for election as directors at the Annual Meeting. This Proxy Statement is soliciting proxies to elect José Maria Alapont, Gary Meyers and David Schechter, and to enable Shareholders to vote for the Mentor Graphics nominees other than Dr. James R. Fiebiger, Ms. Marsha B. Congdon, and Dr. Fontaine K. Richardson, whose longevity on the Board ranges from 17 to 28 years. Therefore, should a Shareholder so authorize us, we will cast votes for our three Nominees and five Mentor Graphics nominees. None of the Mentor Graphics nominees for whom we seek authority to vote have agreed to serve with any of our Nominees, if elected.

If elected, the Nominees will be a minority of the directors and will not alone be able to adopt resolutions. However, the Nominees expect to be able to actively engage other Board members in full discussion of the issues facing the Company and resolve them together. By utilizing their respective experiences and working constructively with Board members, the Nominees believe they can effect positive change at the Company.

Mr. Carl C. Icahn has an interest in the election of directors at the Annual Meeting indirectly through the beneficial ownership of securities, as further described in Annex A. Mr. José Maria Alapont and Mr. Gary Meyers are each party to a Nominee Agreement, substantially in the form attached hereto as Annex B, pursuant to which Icahn Capital has agreed to indemnify each such Nominee with respect to certain costs incurred by each such Nominee in connection with the proxy contest relating to the Annual Meeting. Except as disclosed in this Proxy Statement, including the Annexes attached hereto and as provided in the Nominee Agreement, none of the Nominees will receive any compensation from any of the Participants or any of their affiliates in connection with this proxy solicitation. Mr. José Maria Alapont and Mr. Gary Meyers have an interest in the election of directors at the Annual Meeting pursuant to the Nominee Agreement. Mr. Alapont has an interest in the election of directors at the Annual Meeting indirectly through an investment in Icahn Partners. Mr. Schechter has an interest in the election of directors at the Annual Meeting indirectly through his compensation arrangements described below.

The Nominees would not be barred from being considered independent under the independence requirements of The NASDAQ Stock Market, Inc. and the independence standards applicable to Mentor Graphics under paragraph (a)(1) of Item 407 of Regulation S-K under the Securities Exchange Act of 1934, as amended.

JOSÉ MARIA ALAPONT, age 60

José Maria Alapont has been president, chief executive officer and a director of Federal-Mogul Corporation ("Federal-Mogul"), a supplier of automotive products, since March 2005. Mr. Alapont served as chairman of the board of directors of Federal-Mogul from 2005 to 2007. He has more than 35 years of global leadership experience in both vehicle manufacturers and suppliers with business and operations responsibilities in the Americas, Asia Pacific, Europe, Middle East and Africa regions. Mr. Alapont, between 2003 and 2005, was chief executive officer and a member of the board of directors of Fiat IVECO, the manufacturer of light, medium and heavy-duty commercial vehicles, engines, passenger transport, defense and fire-fighting vehicles. He served in various key executive positions at Delphi Corporation, a global automotive supplier, from 1997 to 2003. He began at Delphi as executive director of international operations. In 1999, Mr. Alapont was named president of Delphi Europe, Middle East and Africa and a vice president of Delphi Corporation and also became a member of the Delphi Strategy Board, the company's top policy-making group. In 2003, Mr. Alapont was named president of Delphi's international operations, and vice president of sales and marketing. Mr. Alapont, from 1990 to 1997, served in several executive roles and was a member of the Strategy Board at Valeo, a global automotive supplier. He started at Valeo as managing director of engine cooling systems, Spain. In 1991, Mr. Alapont was named executive director of Valeo's worldwide heavy-duty engine cooling operations. In 1992, he became group vice president of Valeo's worldwide clutch and transmission components division. He was named group vice president of the company's worldwide lighting systems division in 1996. Mr. Alapont began and developed his automotive career from 1974 to 1989 at Ford Motor Company, and over the course of 15 years, starting at Ford of Spain, progressed through different management and executive positions in quality, testing and validation, manufacturing and purchasing positions at Ford of Europe. A native of Spain, Mr. Alapont earned degrees in industrial engineering from the Technical School of Valencia in Spain and in philology from the University of Valencia in Spain. The business address of Mr. Alapont is c/o Federal-Mogul Corporation, 26555 Northwestern Highway, Southfield, Michigan 48033.

Mr. Alapont is a highly accomplished executive with more than 30 years of global leadership experience at both vehicle manufacturers and suppliers, with business and operations responsibilities in the Europe, Middle East and Africa, Asia Pacific, and Americas regions. Based upon Mr. Alapont's experience, the Icahn Parties believe that Mr. Alapont has the requisite set of skills to serve as a Board member of Mentor Graphics.

MR. GARY MEYERS, age 46

Mr. Gary Meyers has been a director of Exar Corporation, a public semiconductor company serving the datacom, storage, consumer and industrial markets, since May 2008. Mr. Meyers also currently sits on the board of directors of Oasys Design Systems, a private EDA tool supplier. Mr. Meyers served as Vice President and General Manager, Synplicity Business Group of Synopsys, Inc., a leading supplier of electronic design automation software, from May 2008 through April 2010. Prior to its acquisition by Synopsys in May 2008, Mr. Meyers served as President and Chief Executive Officer of Synplicity, Inc. ("Synplicity"), a public supplier of EDA tools serving the programmable logic market, since October 2004, and as a member of the board of directors of Synplicity since January 2005. From August 2004 to October 2004, he served as Synplicity's President and Chief Operating Officer, and from November 1999 to August 2004, Mr. Meyers served as Synplicity's Vice President of Worldwide Sales. Mr. Meyers served on the board of directors of SpiraTech Limited, a UK-based EDA tool supplier, prior to its acquisition by Mentor Graphics. He also held a number of different executive management positions at LSI Corporation, a provider of silicon, systems and software technologies. Mr. Meyers has an MBA from UCLA, and he received his BSEE from the University of Maryland. The business address of Mr. Meyers is 3171 Mackall Way, Palo Alto, CA 94306.

Among other qualifications, Mr. Meyers has extensive experience in the semiconductor industry, in particular a strong systems level background, as well as executive leadership experience. Based upon Mr. Meyers' experience, the Icahn Parties believe that Mr. Meyers has the requisite set of skills to serve as a Board member of Mentor Graphics.

MR. DAVID SCHECHTER, age 35

Mr. Schechter currently is responsible for co-executing a small/mid cap investment strategy across all industries as a Portfolio Manager of the Sargon Portfolio for Icahn Capital L.P., the entity through which Carl C. Icahn manages private investment funds. Prior to April 2010, Mr. Schechter served as a Managing Director for Icahn Capital L.P. and in a variety of investment advisory roles for Mr. Icahn since 2004, providing investment and strategic advice across multiple industries, asset classes, and geographies. Mr. Schechter serves on the board of directors of The Hain Celestial Group, Inc, a natural and organic food and personal care products company, Federal-Mogul Corporation, an automotive parts supplier, WestPoint International, Inc., a manufacturer of bed and bath home fashion products, and XO Holdings, Inc., a telecommunications services provider. With respect to each company mentioned above, Carl C. Icahn, directly or indirectly, either (i) controls such company or (ii) has an interest in such company through the ownership of securities. Mr. Schechter previously served as a director of WCI Communities, Inc., a homebuilding company, and BKF Capital Group, Inc., an investment advisory business. Prior to joining Mr. Icahn in January 2004, Mr. Schechter served as a Vice President of Global Special Situations at Citigroup, a unit responsible for making proprietary investments in distressed situations. Mr. Schechter received a B.S. in Economics, cum laude, from the Wharton School at the University of Pennsylvania in May 1997. The business address of Mr. Schechter is c/o Icahn Capital L.P., 767 Fifth Avenue, Suite 4700, New York, NY 10153.

Mr. Schechter has a strong record as a sophisticated investor and has served on a number of public and private boards, providing him with a broad understanding of the operational, financial and strategic issues facing public and private companies. Based upon Mr. Schechter's experience, the Icahn Parties believe that Mr. Schechter has the requisite set of skills to serve as a Board member of Mentor Graphics.

In connection with his employment by Icahn Capital L.P., Mr. Schechter has a participatory interest in the profits derived by its affiliated entities from their investment in certain companies, including Mentor Graphics. The participatory interest of Mr. Schechter entitles him to 5.1% of the aggregate profits from such investments after an 8% hurdle rate is achieved. Other than in respect of such participatory interest (to the extent applicable), Mr. Schechter does not, and his associates do not, own, beneficially or of record, any shares of capital stock of Mentor Graphics.

Neither the Icahn Parties nor Carl C. Icahn, Brett Icahn or David Schechter has any prior relationship with Mr. Gary Meyers.

Mr. José Maria Alapont is the president, chief executive officer and a director of Federal-Mogul Corporation, a NASDAQ listed auto parts supplier ("Federal-Mogul"). Icahn Enterprises is the owner of approximately 76% of the outstanding shares of common stock of Federal-Mogul. Carl C. Icahn is: (i) the chairman of the board of directors of Federal-Mogul; and (ii) the indirect owner of the general partner of Icahn Enterprises and the indirect holder of approximately 92.5% of the outstanding depositary units representing limited partnership interests in Icahn Enterprises.

According to Mentor Graphics' Proxy Statement and applicable law, if a quorum is present at the Annual Meeting, the eight nominees for election as directors who receive the greatest number of eligible votes cast will be elected directors. Consequently, any shares of Common Stock not voted (whether by abstention, broker nonvote or otherwise) have no impact in the election of directors.

We strongly urge you to vote for the election of Mr. José Maria Alapont, Mr. Gary Meyers and Mr. David Schechter by marking, signing, dating and returning the enclosed GOLD proxy card in the postage paid envelope provided to you with this Proxy Statement or by using the GOLD proxy card to vote by telephone or Internet.

If you have signed the GOLD proxy card and no marking is made, you will be deemed to have given a direction to vote all the shares of Common Stock represented by the GOLD proxy card for the election of Mr. José Maria Alapont, Mr. Gary Meyers and Mr. David Schechter and the Mentor Graphics nominees other than Dr. James R. Fiebiger, Ms. Marsha B. Congdon, and Dr. Fontaine K. Richardson, whose longevity on the Board ranges from 17 to 28 years.

OTHER MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING

According to Mentor Graphics' Proxy Statement, Mentor Graphics is soliciting proxies with respect to five other proposals. Please refer to Mentor Graphics' Proxy Statement for a detailed discussion of these proposals, including various arguments in favor of and against such proposals. These proposals are outlined below. If you have signed the GOLD proxy card and no marking is made, you will be deemed to have given a direction to vote all of the shares of Common Stock represented by your GOLD proxy card FOR Proposal Nos. 2, 5 and 6 listed below and in Mentor Graphics' Proxy Statement, for EVERY YEAR on Proposal No. 3, and AGAINST Proposal No. 4.

PROPOSAL No. 2: Shareholder Advisory Vote on Executive Compensation

As required by the Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Dodd-Frank Act") enacted in July 2010, the Company is submitting to Shareholders a nonbinding advisory resolution to approve the compensation of certain executive officers as follows:

"RESOLVED, that the compensation of the Company's Named Executive Officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission under the headings "Compensation Discussion and Analysis" and "Information Regarding Executive Officer Compensation" in the Proxy Statement for the Company's 2011 Annual Meeting of Shareholders, is approved."

Mentor Graphics' Proxy Statement states that adoption of Proposal No. 2 will require that the votes cast in favor of Proposal No. 2 at the Annual Meeting exceed the votes cast against Proposal No. 2. Abstentions and broker non-votes will be counted to determine whether a quorum exists at the Annual Meeting but are not counted for, and will have no effect on, the results of the vote on Proposal No. 2. Because the shareholder vote on the above resolution is advisory, it will not be binding on the Company, the Board or the Board's Compensation Committee.

Please refer to Mentor Graphics' Proxy Statement for additional discussion of Proposal No. 2. The Participants intend to vote, and recommend that you vote, FOR this proposal.

PROPOSAL No. 3: Shareholder Advisory Vote on Frequency of Future Votes on Executive Compensation

The Dodd-Frank Act also requires that the Company submit to Shareholders for an advisory vote the question of whether the resolution in Proposal No. 2 should be submitted to a shareholder vote every year, every two years or every three years. Proposal No. 3 in Mentor Graphics' Proxy Statement submits this question to a vote of the Shareholders at the Annual Meeting.

The option of one year, two years or three years that receives the highest number of votes cast by Shareholders will be the frequency approved by the Shareholders on an advisory basis. Abstentions and broker non-votes are counted to determine whether a quorum exists at the Annual Meeting but are not counted for, and have no effect on, the results of the vote on Proposal No. 3. Because the shareholder vote on this question is advisory, it will not be binding on the Company or the Board. The Company has recommended that the Shareholders vote for an annual frequency.

Please refer to Mentor Graphics' Proxy Statement for additional discussion of Proposal No. 3. The Participants intend to vote, and recommend that you vote, for EVERY YEAR on this proposal.

PROPOSAL No. 4: Approval of Amendments to 1989 Employee Stock Purchase Plan and Foreign Subsidiary Employee Stock Purchase Plan

Mentor Graphics' Proxy Statement includes a proposal to amend its 1989 Employee Stock Purchase Plan ("1989 Plan") and Foreign Subsidiary Employee Stock Purchase Plan ("Foreign Sub Plan") to reserve an additional 3,000,000 shares of Common Stock for issuance under the 1989 Plan and an additional 1,000,000 shares of Common Stock for issuance under the Foreign Sub Plan. The Shareholders were last asked to, and did, approve increases in the pool of shares of Common Stock available under the plans just two years ago, by 5,000,000 shares for the 1989 Plan and 1,000,000 shares for the Foreign Sub Plan. The Participants believe that increasing the number of shares available for issuance under these plans is dilutive to the Shareholders, particularly as the purchase price is equal to 85% of fair market value based on the per share trading price of the Common Stock on the offering date or the purchase date two years later, whichever is lower. Accordingly, the Participants recommend that Shareholders vote AGAINST Proposal No. 4.

Adoption of Proposal No. 4 will require that the votes cast in favor of Proposal No. 4 at the Annual Meeting exceed the votes cast against Proposal No. 4. Abstentions and broker non-votes are counted to determine whether a quorum exists at the Annual Meeting but are not counted for, and have no effect on, the results of the vote on Proposal No. 4.

Please refer to Mentor Graphics' Proxy Statement for additional discussion of Proposal No. 4. The Participants intend to vote, and recommend that you vote, AGAINST this proposal.

PROPOSAL No. 5: Ratification of Appointment of Independent Public Accounting Firm

According to Mentor Graphics' Proxy Statement, the Company will also solicit proxies to ratify the appointment of KPMG LLP to serve as the Company's independent public accounting firm for its fiscal year ending January 31, 2012.

Adoption of Proposal No. 5 will require that the votes cast in favor of Proposal No. 5 at the Annual Meeting exceed the votes cast against Proposal No 5. Abstentions and broker non-votes are counted to determine whether a quorum exists at the Annual Meeting but are not counted for, and have no effect on, the results of the vote on Proposal No. 5.

Please refer to Mentor Graphics' Proxy Statement for additional discussion of Proposal No. 5. The Participants intend to vote, and recommend that you vote, FOR this proposal.

PROPOSAL No. 6: The Business Combination Statute Proposal

On February 11, 2011, the Participants submitted a proposal to the Company to amend its Bylaws to opt out of certain provisions relating to business combination transactions with interested shareholders (the "Oregon Business Combination Statute") because we believed that the Shareholders should be given the opportunity to cause Mentor Graphics not to be subject to these statutory provisions. In Mentor Graphics' Proxy Statement, the Company stated that the Board agrees that the Oregon Business Combination Statute may be perceived by Shareholders as an anti-takeover measure that imposes costs and other obstacles on a potential bidder for the Company and may deprive Shareholders of opportunities to realize takeover premiums for their shares, and therefore had determined to include a proposal in the proxy statement that would allow Shareholders to opt out of the Oregon Business Combination Statute through an amendment to the Company's Bylaws.

The Oregon Business Combination Statute, codified at Sections 825 through 845 of the Oregon Business Corporation Act, imposes restrictions on certain business combination transactions between a corporation and "interested shareholders," which generally include owners of 15% or more of the corporation's voting securities. The transactions that may be restricted include a merger, share exchange, transaction involving significant assets of the corporation, and stock issuances, among others. For a period of three years following the date on which the shareholder becomes an interested shareholder, the corporation cannot engage in specified transactions with an interested shareholder unless (a) the business combination transaction or the transaction by which the shareholder became an interested shareholder was approved by the board before the person became an interested shareholder, (b) upon consummation of the transaction that resulted in the person becoming an interested shareholder, that person owns 85% or more of the corporation's voting stock (excluding certain insiders), or (c) after the person becomes an interested shareholder, the business combination is approved by the board and by holders of 66-2/3% of the corporation's voting stock excluding shares owned by the interested shareholder.  See Mentor Graphics' Proxy Statement for additional discussion of Proposal No. 6.

In light of Carl C. Icahn's February 22, 2011 offer to purchase the Company at a price designed to yield the Shareholders $17 per share net in cash (see "Proposal No. 1:  Election of Directors" above), the Icahn Parties and their affiliates, including the Participants other than Messrs. Alapont and Meyers, have an interest in the approval of Proposal No. 6, as approval will remove an impediment to completion of the purchase of Mentor Graphics by an affiliate of Mr. Icahn or a third party beginning one year after the Annual Meeting. Mr. Icahn's offer is conditioned on the waiver of anti-takeover devices and laws, including the Oregon Business Combination Statute.

It should be noted that Mr. Icahn's offer is also conditioned upon the termination of the shareholder rights plan (commonly known as a "poison pill") adopted by Mentor Graphics in June 2010. The rights under the rights plan would become exercisable if a person or group ("acquiring person"), without the approval of Mentor Graphics' Board, acquires 15% or more of the Common Stock or announces a tender offer for 15% or more of the Common Stock.  The rights held by the acquiring person would be void.  The rights will expire on December 31, 2011, subject to Mentor Graphics' right to extend such date, unless earlier redeemed or exchanged by Mentor Graphics or terminated. Consequently, even if Proposal No. 6 is approved, it is unlikely that a purchase transaction involving Mentor Graphics will occur until the rights plan expires or is terminated.

The text of the proposed resolution to amend the Bylaws is as follows:

"RESOLVED, that a new Article XI be added to the Corporation's Bylaws as follows:

ARTICLE XI

BUSINESS COMBINATION STATUTE

The corporation shall not be governed by Oregon statutes relating to business combinations with interested shareholders, ORS 60.825 to 60.845. Notwithstanding any other provisions of these bylaws, this Article XI may only be amended or repealed by a vote of the corporation's shareholders in accordance with the Oregon Business Corporation Act, and not by the Board of Directors."

Pursuant to the Oregon Business Combination Statute, if Proposal No. 6 is approved by the Shareholders, the amendment to the Bylaws will not be effective until 12 months after the date of such approval and will not apply to any business combination between the Company and any person who became an "interested shareholder" of the Company prior to the approval of the amendment.

Adoption of Proposal No. 6 will require the affirmative vote of a majority of the shares entitled to vote at the Annual Meeting. Abstentions and broker non-votes will have the same effect as votes against Proposal No. 6.

We believe that the Oregon Business Combination Statute may discourage acquisitions of the Common Stock, hinder attempts to acquire control of the Company, discourage or prevent a business combination with the Company, and have a negative effect on shareholder value.  Accordingly, we recommend that you vote FOR Proposal No. 6. If you sign and return the GOLD proxy card and do not mark instructions as to Proposal No. 6, you will be deemed to have given a direction to vote all of the shares of Common Stock represented by your GOLD proxy card FOR Proposal No. 6.

OTHER PROPOSALS

The Participants and their affiliates know of no other business to be presented at the Annual Meeting. If any other matters should properly come before the Annual Meeting, it is intended that the persons named on the enclosed GOLD proxy card will vote that proxy on such other matters in accordance with their judgment.

BROKER NON-VOTES

If you hold your shares of Common Stock through a bank, broker or other nominee and do not provide voting instructions to the record holder of the shares of Common Stock, your shares of Common Stock will not be voted on any proposal on which your broker or nominee does not have discretionary authority to vote. In this case, a "broker non-vote" occurs. Shares of Common Stock constituting broker non-votes are not counted or deemed to be present or represented for the purpose of determining whether shareholders have approved a matter, but they are counted as present for the purpose of determining a quorum at the Annual Meeting.

Due to the contested solicitation of proxies for the Annual Meeting, brokers do not have discretionary authority to vote on any matter put to a shareholder vote at the meeting.  Therefore, unless you provide specific voting instructions to your broker, your broker will not have discretionary authority to vote your shares of Common Stock on any of the items on the agenda for the Annual Meeting.  If your shares of Common Stock are held in street name, your broker or nominee has enclosed a voting instruction card with this Proxy Statement. We strongly encourage you to vote your shares of Common Stock by following the instructions provided on the voting instruction card.

VOTING PROCEDURES

As explained in the detailed instructions on your GOLD proxy card, there are four ways you may vote. You may:

1.	Sign, date and return the enclosed GOLD proxy card in the enclosed postage-paid envelope. We recommend that you vote on the GOLD proxy card even if you plan to attend the Annual Meeting;

2.	Vote via the Internet by following the voting instructions on the GOLD proxy card or the voting instructions provided by your broker, bank or other holder of record;

3.	Vote by telephone by following the voting instructions on the GOLD proxy card or the instructions provided by your broker, bank or other holder of record; or

4.
Vote in person by attending the Annual Meeting. Written ballots will be distributed to Shareholders who wish to vote in person at the Annual Meeting. If you hold your shares of Common Stock through a bank, broker or other custodian, you must obtain a legal proxy from such custodian in order to vote in person at the meeting.

To submit a proxy with voting instructions by telephone please follow the instructions on the GOLD proxy card. Proxies may also be submitted over the Internet. Please refer to the GOLD proxy card for the website information. In each case Shareholders will be required to provide the unique control number which has been printed on each Shareholder's GOLD proxy card. In addition to the instructions that appear on the GOLD proxy card, step-by-step instructions will be provided at the designated website for those Shareholders submitting proxies over the Internet. Shareholders submitting their proxies with voting instructions over the Internet may provide an email address for confirmation that their vote by Internet was successfully submitted.

Whether or not you are able to attend the Annual Meeting, you are urged to complete the enclosed GOLD proxy and return it in the enclosed self-addressed, prepaid envelope. All valid proxies received prior to the meeting will be voted. If you specify a choice with respect to any item by marking the appropriate box on the proxy, your shares of Common Stock will be voted in accordance with that specification. If no specification is made, your shares of Common Stock will be voted: (i) FOR Mr. José Maria Alapont for director; (ii) FOR Mr. Gary Meyers for director; (iii) FOR Mr. David Schechter for director; (iv) FOR the persons who have been nominated by Mentor Graphics to serve as directors, other than Ms. Marsha B. Congdon, Dr. James R. Fiebiger and Dr. Fontaine K. Richardson; (v) FOR the advisory vote on executive compensation (Proposal No. 2); (vi) for EVERY YEAR on the advisory vote on the frequency of the vote on executive compensation (Proposal No. 3); (vii) AGAINST amendment of the Company's employee stock purchase plans (Proposal No. 4); (viii) FOR the ratification of the appointment of KPMG LLP as the Company's independent public accounting firm (Proposal No. 5); (ix) FOR opting out of the Oregon Business Combination Statute (Proposal No. 6); and (x) in the proxy holders' discretion as to other matters that may properly come before the Annual Meeting.

If you have any questions or require any assistance in executing your proxy, please call:

D.F. King & Co., Inc.
Shareholders call toll-free: (800) 714-3313
Banks and Brokerage Firms call: (212) 269-5550

PROXY PROCEDURES

In order for your views to be represented at the Annual Meeting, please mark, sign, date and return the enclosed GOLD proxy card in the enclosed postage-prepaid envelope or use the GOLD proxy card to vote by telephone or Internet.

The accompanying GOLD proxy card will be voted at the Annual Meeting in accordance with your instructions on such card.

Only holders of record as of the close of business on the Record Date will be entitled to vote. If you were a Shareholder of record on the Record Date, you will retain your voting rights at the Annual Meeting even if you sell such shares of Common Stock after the Record Date. Accordingly, it is important that you vote the shares of Common Stock held by you on the Record Date, or grant a proxy to vote such shares of Common Stock on the GOLD proxy card, even if you sell such shares of Common Stock after the Record Date.

If your shares of Common Stock are held in the name of a brokerage firm, bank, bank nominee or other institution on the record date, only it can vote such shares of Common Stock and only upon receipt of your specific instructions. Accordingly, please contact the person responsible for your account and instruct that person to execute on your behalf the GOLD proxy card as soon as possible.

REVOCATION OF PROXIES

Any Shareholder of record may revoke or change his or her proxy instructions at any time prior to the vote at the Annual Meeting by:

•	submitting a properly executed, subsequently dated GOLD proxy card that will revoke all prior proxy cards, including any WHITE proxy cards which you may have submitted to Mentor Graphics;

•	instructing the Icahn Parties by telephone or via the Internet as to how you would like your shares of Common Stock voted (instructions are on your GOLD proxy card);

•	attending the Annual Meeting and withdrawing your proxy by voting in person (although attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy); or

•	delivering written notice of revocation either to the Icahn Parties c/o D.F. King & Co., Inc., 48 Wall Street, New York, NY 10005, or the Corporate Secretary of Mentor Graphics.

Although a revocation is effective if delivered to Mentor Graphics, the Icahn Parties request that either the original or a copy of any revocation be mailed to the Icahn Parties c/o D.F. King & Co., Inc., 48 Wall Street, New York, NY 10005, so that the Icahn Parties will be aware of all revocations.

If you previously signed and returned a white proxy card to Mentor Graphics, we urge you to revoke it by (1) marking, signing, dating and returning the GOLD proxy card, (2) instructing us by telephone or via the Internet as to how you would like your shares of Common Stock voted with respect to the GOLD proxy card, (3) attending the Annual Meeting and voting in person or (4) delivering a written notice of revocation to the Icahn Parties or to the Corporate Secretary of the Company.

COST AND METHOD OF SOLICITATION

Solicitation of proxies will be made by Mr. Carl C. Icahn, Mr. Brett Icahn, Mr. David Schechter, Mr. José Maria Alapont and Mr. Gary Meyers.  The Participants intend to deliver a Proxy Statement and a form of proxy to Shareholders who collectively hold at least a majority of the outstanding shares of Common Stock as of the Record Date.

Pursuant to an Agreement dated March 28, 2011, Icahn Capital has retained D.F. King & Co., Inc. ("D.F. King") to conduct the solicitation, for which D.F. King is to receive a fee of up to $100,000. Icahn Capital has agreed to indemnify D.F. King against certain liabilities and expenses, including certain liabilities under the federal securities laws. Insofar as indemnification for liabilities arising under the federal securities laws may be permitted to D.F. King pursuant to the foregoing provisions, we have been informed that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy and is therefore unenforceable. Proxies may be solicited by mail, courier services, Internet, advertising, telephone or telecopier or in person. It is anticipated that D.F. King will employ up to 100 persons to solicit proxies from Mentor Graphics Shareholders for the Annual Meeting. The total expenditures in furtherance of, or in connection with, the solicitation of proxies is approximately $75,000 to date, and is estimated to be $200,000 in total.

The Icahn Parties will pay all costs associated with this solicitation. The Icahn Parties do not intend to seek reimbursement for the costs and expenses associated with the proxy solicitation in the event that any of the Nominees are elected to the Board of Directors of Mentor Graphics.

ADDITIONAL INFORMATION

Certain information regarding the securities of Mentor Graphics held by Mentor Graphics' directors, management and 5% Shareholders is contained in Mentor Graphics' Proxy Statement. Information concerning the date by which proposals of security holders intended to be presented at the next annual meeting of Shareholders of Mentor Graphics must be received by Mentor Graphics for inclusion in Mentor Graphics' Proxy Statement and form of proxy for that meeting is also contained in Mentor Graphics' Proxy Statement. This information is expected to be contained in Mentor Graphics' public filings. The Participants take no responsibility for the accuracy or completeness of such information contained in Mentor Graphics' public filings.

Date: April 1, 2011

HIGH RIVER LIMITED PARTNERSHIP
HOPPER INVESTMENTS LLC
BARBERRY CORP.
ICAHN PARTNERS LP
ICAHN PARTNERS MASTER FUND LP
ICAHN PARTNERS MASTER FUND II LP
ICAHN PARTNERS MASTER FUND III LP
ICAHN ENTERPRISES G.P. INC.
ICAHN ENTERPRISES HOLDINGS L.P.
IPH GP LLC
ICAHN CAPITAL L.P.
ICAHN ONSHORE LP
ICAHN OFFSHORE LP
BECKTON CORP.
MR. JOSÉ MARIA ALAPONT
MR. BRETT ICAHN
MR. CARL C. ICAHN
MR. GARY MEYERS
MR. DAVID SCHECHTER

ANNEX A

SECURITY OWNERSHIP OF THE PARTICIPANTS

(1) Title of Class	(2) Name of Beneficial Owner1	(3) Amount of Beneficial Ownership	(4) Percent of Class2
Common Stock, without par value ("Shares")	High River	3,224,057	2.87%

Shares	Icahn Partners	4,908,189	4.37%

Shares	Icahn Master	5,568,678	4.96%

Shares	Icahn Master II	1,632,955	1.45%

Shares	Icahn Master III	786,410	0.70%

Description of Beneficial Ownership and Beneficial Owners

Barberry Corp., a Delaware corporation ("Barberry"), is the sole member of Hopper Investments LLC, a Delaware limited liability company ("Hopper"), which is the general partner of High River. Beckton Corp., a Delaware corporation ("Beckton") is the sole stockholder of Icahn Enterprises G.P. Inc., a Delaware corporation ("Icahn Enterprises GP"), which is the general partner of Icahn Enterprises Holdings L.P., a Delaware limited partnership ("Icahn Holdings"). Icahn Holdings is the sole member of IPH GP LLC, a Delaware limited liability company ("IPH"), which is the general partner of Icahn Capital L.P., a Delaware limited partnership ("Icahn Capital"). Icahn Capital is the general partner of each of Icahn Onshore LP, a Delaware limited partnership ("Icahn Onshore") and Icahn Offshore LP, a Delaware limited partnership ("Icahn Offshore"). Icahn Onshore is the general partner of Icahn Partners. Icahn Offshore is the general partner of each of Icahn Master, Icahn Master II and Icahn Master III. Each of Barberry and Beckton is 100 percent owned by Carl C. Icahn ("Mr. Icahn," and collectively with Barberry, Hopper, Beckton, Icahn Enterprises GP, Icahn Holdings, IPH, Icahn Capital, Icahn Onshore, Icahn Offshore, the "Beneficial Owners" and each of them a "Beneficial Owner").  As such, Mr. Icahn is in a position indirectly to determine the investment and voting decisions made by each of the Icahn Parties.

1 Please note that each record holder listed in this table is, as of the date of this filing, the direct beneficial owner of the Shares set forth under the heading “(3) Amount of Beneficial Ownership” and that indirect beneficial ownership of Shares is described below in the text of this Annex A under the heading “Description of Beneficial Ownership and Beneficial Owners.”

2 Please note that percentages of ownership set forth in this column were calculated based on the 112,354,285 Shares stated to be outstanding as of the Record Date, March 11, 2011, in Mentor Graphics' Proxy Statement.

The principal business address of each of (i) Icahn Offshore, Icahn Onshore, Icahn Capital, IPH, Icahn Holdings, Icahn Enterprises GP and Beckton is White Plains Plaza, 445 Hamilton Avenue, Suite 1210, White Plains, NY 10601 and (ii) Barberry and Hopper is c/o Icahn Capital L.P., 767 Fifth Avenue, 47th Floor, New York, NY 10153. The address of Icahn Partners is 767 Fifth Avenue, 47th Floor, New York, NY 10153. The address of Icahn Master is c/o Walkers SPV Limited, P.O. Box 908GT, 87 Mary Street, George Town, Grand Cayman, Cayman Islands. The address of Icahn Master II is c/o Walkers SPV Limited, Walker House, 87 Mary Street, George Town, Grand Cayman KY1-9002, Cayman Islands. The address of Icahn Master III is c/o Walkers SPV Limited, Walker House, 87 Mary Street, George Town, Grand Cayman KY1-9002, Cayman Islands. The address of High River is 767 Fifth Avenue, 47th Floor, New York, NY 10153.

Barberry is primarily engaged in the business of serving as the sole member of Hopper and investing in securities. Hopper is primarily engaged in the business of serving as the general partner of High River and investing in securities. Icahn Offshore is primarily engaged in the business of serving as the general partner of each of Icahn Master, Icahn Master II and Icahn Master III. Icahn Onshore is primarily engaged in the business of serving as the general partner of Icahn Partners. Icahn Capital is primarily engaged in the business of serving as the general partner of each of Icahn Offshore and Icahn Onshore. IPH is primarily engaged in the business of serving as the general partner of Icahn Capital. Icahn Holdings is primarily engaged in the business of holding direct or indirect interests in various operating businesses. Icahn Enterprises GP is primarily engaged in the business of serving as the general partner of each of Icahn Enterprises L.P. ("Icahn Enterprises") and Icahn Holdings. Beckton is primarily engaged in the business of holding the capital stock of Icahn Enterprises GP. Each of High River, Icahn Master, Icahn Master II, Icahn Master III, Icahn Partners and High River is primarily engaged in the business of investing in securities. Mr. Carl C. Icahn is primarily engaged in serving as (i) Chief Executive Officer of Icahn Capital, a wholly owned subsidiary of Icahn Enterprises, through which Mr. Icahn manages various private investment funds, including Icahn Partners, Icahn Master, Icahn Master II and Icahn Master III, (ii) Chairman of the Board of Icahn Enterprises GP, the general partner of Icahn Enterprises, a New York Stock Exchange listed diversified holding company engaged in a variety of businesses, including investment management, automotive, gaming, railcar, food packaging, metals, real estate and home fashion, and (iii) Chairman of the Board and a director of Starfire Holding Corporation ("Starfire"), a holding company engaged in the business of investing in and/or holding securities of various entities, and as Chairman of the Board and a director of various of Starfire's subsidiaries.

The Icahn Parties and Carl C. Icahn may be deemed to beneficially own, in the aggregate, 16,120,289 Shares, representing approximately 14.35% of the Corporation's outstanding Shares (based upon the 112,354,285 Shares outstanding as of the Record Date, as stated in Mentor Graphics' Proxy Statement).

High River has sole voting power and sole dispositive power with regard to 3,224,057 Shares. Each of Hopper, Barberry and Mr. Icahn has shared voting power and shared dispositive power with regard to such Shares. Icahn Partners has sole voting power and sole dispositive power with regard to 4,908,189 Shares. Each of Icahn Onshore, Icahn Capital, IPH, Icahn Holdings, Icahn Enterprises GP, Beckton and Mr. Icahn has shared voting power and shared dispositive power with regard to such Shares. Icahn Master has sole voting power and sole dispositive power with regard to 5,568,678 Shares. Each of Icahn Offshore, Icahn Capital, IPH, Icahn Holdings, Icahn Enterprises GP, Beckton and Mr. Icahn has shared voting power and shared dispositive power with regard to such Shares. Icahn Master II has sole voting power and sole dispositive power with regard to 1,632,955 Shares. Each of Icahn Offshore, Icahn Capital, IPH, Icahn Holdings, Icahn Enterprises GP, Beckton and Mr. Icahn has shared voting power and shared dispositive power with regard to such Shares. Icahn Master III has sole voting power and sole dispositive power with regard to 786,410 Shares. Each of Icahn Offshore, Icahn Capital, IPH, Icahn Holdings, Icahn Enterprises GP, Beckton and Mr. Icahn has shared voting power and shared dispositive power with regard to such Shares.

Each of Hopper, Barberry and Mr. Icahn, by virtue of their relationships to High River, may be deemed to indirectly beneficially own the 3,224,057 Shares which High River directly beneficially owns. Each of Icahn Onshore, Icahn Capital, IPH, Icahn Holdings, Icahn Enterprises GP, Beckton and Mr. Icahn, by virtue of their relationships to Icahn Partners, may be deemed to indirectly beneficially own the 4,908,189 Shares which Icahn Partners directly beneficially owns. Each of Icahn Offshore, Icahn Capital, IPH, Icahn Holdings, Icahn Enterprises GP, Beckton and Mr. Icahn, by virtue of their relationships to Icahn Master, Icahn Master II and Icahn Master III, may be deemed to indirectly beneficially own the 7,988,043 Shares which Icahn Master, Icahn Master II and Icahn Master III directly beneficially own.

On January 5, 2001, Reliance Group Holdings, Inc. ("Reliance") commenced an action in the United States District Court for the Southern District of New York against Mr. Icahn, Icahn Associates Corp. and High River alleging that High River's tender offer for Reliance 9% senior notes violated Section 14(e) of the Exchange Act. Reliance sought a temporary restraining order and preliminary and permanent injunctive relief to prevent defendants from purchasing the notes. The Court initially imposed a temporary restraining order. Defendants then supplemented the tender offer disclosures. The Court conducted a hearing on the disclosures and other matters raised by Reliance. It then denied plaintiff's motion for a preliminary injunction and ordered dissolution of its temporary restraining order following dissemination of the supplement. Reliance took an immediate appeal to the United States Court of Appeals for the Second Circuit and sought a stay to restrain defendants from purchasing notes during the pendency of the appeal. On January 30, 2001, the Court of Appeals denied plaintiff's stay application. On January 30, Reliance also sought a further temporary restraining order from the District Court. The Court considered the matter and reimposed its original restraint until noon the next day, at which time the restraint was dissolved. The appeal was argued on March 9 and denied on March 22, 2001.

Two Year Summary Tables:

The following table indicates the date of each purchase and sale of Shares, as well as the exercise of call options, by the Participants and by Mr. Icahn and his affiliates within the past two years, and the number of shares in each such purchase and sale.

Name	Date	Shares Purchased/Call Options Exercised
High River	04/07/2010	56,020
High River	04/08/2010	27,880
High River	04/09/2010	80,000
High River	04/12/2010	29,640
High River	04/13/2010	60,000
High River	04/14/2010	66,800
High River	04/15/2010	20,800
High River	04/16/2010	40,000
High River	04/19/2010	27,860
High River	04/20/2010	12,820
High River	04/21/2010	28,840
High River	04/22/2010	70,000
High River	04/23/2010	23,040
High River	04/26/2010	37,140
High River	04/27/2010	44,740
High River	04/28/2010	31,000
High River	04/29/2010	39,520
High River	04/30/2010	35,240
High River	05/03/2010	20,000
High River	05/04/2010	40,000
High River	05/05/2010	36,860
High River	05/06/2010	34,820
High River	05/07/2010	40,000
High River	05/10/2010	25,820
High River	05/11/2010	32,400
High River	05/12/2010	34,500
High River	05/13/2010	38,840
High River	05/14/2010	26,240
High River	05/17/2010	43,387
High River	05/18/2010	56,400
High River	05/19/2010	57,520
High River	05/20/2010	60,000
High River	05/21/2010	41,720
High River	05/24/2010	32,660

High River	05/25/2010	38,120
High River	05/26/2010	34,102
High River	05/27/2010	39,035
High River	06/02/2010	40,000
High River	06/03/2010	20,000
High River	06/04/2010	30,000
High River	08/24/2010	1,647,013	3
High River	09/09/2010	20,000
High River	09/10/2010	3,280
Icahn Partners	04/07/2010	82,225
Icahn Partners	04/08/2010	40,921
Icahn Partners	04/09/2010	117,422
Icahn Partners	04/12/2010	43,505
Icahn Partners	04/13/2010	88,067
Icahn Partners	04/14/2010	98,048
Icahn Partners	04/15/2010	30,529
Icahn Partners	04/16/2010	58,710
Icahn Partners	04/19/2010	40,892
Icahn Partners	04/20/2010	18,817
Icahn Partners	04/21/2010	42,331
Icahn Partners	04/22/2010	102,744
Icahn Partners	04/23/2010	33,817
Icahn Partners	04/26/2010	54,514
Icahn Partners	04/27/2010	65,668
Icahn Partners	04/28/2010	45,501
Icahn Partners	04/29/2010	58,007
Icahn Partners	04/30/2010	51,724
Icahn Partners	05/03/2010	20,124
Icahn Partners	05/04/2010	58,832
Icahn Partners	05/05/2010	53,678
Icahn Partners	05/06/2010	50,707
Icahn Partners	05/07/2010	58,251
Icahn Partners	05/10/2010	37,600
Icahn Partners	05/11/2010	47,183
Icahn Partners	05/12/2010	50,241
Icahn Partners	05/13/2010	56,561
Icahn Partners	05/14/2010	38,213
Icahn Partners	05/17/2010	63,182
Icahn Partners	05/18/2010	82,134
Icahn Partners	05/19/2010	83,764
Icahn Partners	05/20/2010	87,375
Icahn Partners	05/21/2010	60,755
Icahn Partners	05/24/2010	47,563

3 The record holder acquired these Shares upon the exercise of call options as described on Attachment I-A to this Annex A.

Icahn Partners	05/25/2010	55,512
Icahn Partners	05/26/2010	49,662
Icahn Partners	05/27/2010	56,846
Icahn Partners	06/02/2010	57,030
Icahn Partners	06/03/2010	29,108
Icahn Partners	06/04/2010	43,664
Icahn Partners	08/24/2010	2,615,269	4
Icahn Partners	09/09/2010	26,499
Icahn Partners	09/10/2010	4,994
Icahn Master	04/07/2010	94,135
Icahn Master	04/08/2010	46,848
Icahn Master	04/09/2010	134,430
Icahn Master	04/12/2010	49,806
Icahn Master	04/13/2010	100,823
Icahn Master	04/14/2010	112,249
Icahn Master	04/15/2010	34,952
Icahn Master	04/16/2010	67,215
Icahn Master	04/19/2010	46,815
Icahn Master	04/20/2010	21,543
Icahn Master	04/21/2010	48,462
Icahn Master	04/22/2010	117,626
Icahn Master	04/23/2010	38,716
Icahn Master	04/26/2010	62,409
Icahn Master	04/27/2010	75,179
Icahn Master	04/28/2010	52,092
Icahn Master	04/29/2010	66,408
Icahn Master	04/30/2010	59,217
Icahn Master	05/03/2010	59,876
Icahn Master	05/04/2010	69,337
Icahn Master	05/05/2010	63,261
Icahn Master	05/06/2010	59,760
Icahn Master	05/07/2010	68,650
Icahn Master	05/10/2010	44,313
Icahn Master	05/11/2010	55,607
Icahn Master	05/12/2010	59,210
Icahn Master	05/13/2010	66,660
Icahn Master	05/14/2010	45,034
Icahn Master	05/17/2010	74,463
Icahn Master	05/18/2010	96,796
Icahn Master	05/19/2010	98,719
Icahn Master	05/20/2010	102,975
Icahn Master	05/21/2010	71,603

4 The record holder acquired these Shares upon the exercise of call options as described on Attachment I-A to this Annex A.

Icahn Master	05/24/2010	56,052
Icahn Master	05/25/2010	65,424
Icahn Master	05/26/2010	58,529
Icahn Master	05/27/2010	66,995
Icahn Master	06/02/2010	69,305
Icahn Master	06/03/2010	34,335
Icahn Master	06/04/2010	51,500
Icahn Master	08/24/2010	2,864,284	5
Icahn Master	09/09/2010	31,399
Icahn Master	09/10/2010	5,666
Icahn Master II	04/07/2010	34,635
Icahn Master II	04/08/2010	17,237
Icahn Master II	04/09/2010	49,460
Icahn Master II	04/12/2010	18,326
Icahn Master II	04/13/2010	37,095
Icahn Master II	04/14/2010	41,299
Icahn Master II	04/15/2010	12,861
Icahn Master II	04/16/2010	24,730
Icahn Master II	04/19/2010	17,225
Icahn Master II	04/20/2010	7,926
Icahn Master II	04/21/2010	17,830
Icahn Master II	04/22/2010	43,279
Icahn Master II	04/23/2010	14,245
Icahn Master II	04/26/2010	22,961
Icahn Master II	04/27/2010	27,662
Icahn Master II	04/28/2010	19,166
Icahn Master II	04/29/2010	24,433
Icahn Master II	04/30/2010	21,787
Icahn Master II	05/04/2010	23,288
Icahn Master II	05/05/2010	22,146
Icahn Master II	05/06/2010	20,920
Icahn Master II	05/07/2010	24,032
Icahn Master II	05/10/2010	15,514
Icahn Master II	05/11/2010	19,466
Icahn Master II	05/12/2010	20,729
Icahn Master II	05/13/2010	23,335
Icahn Master II	05/14/2010	15,764
Icahn Master II	05/17/2010	26,068
Icahn Master II	05/18/2010	33,885
Icahn Master II	05/19/2010	34,559
Icahn Master II	05/20/2010	36,048

5 The record holder acquired these Shares upon the exercise of call options as described on Attachment I-A to this Annex A.

Icahn Master II	05/21/2010	25,067
Icahn Master II	05/24/2010	19,622
Icahn Master II	05/25/2010	22,903
Icahn Master II	05/26/2010	20,489
Icahn Master II	05/27/2010	23,452
Icahn Master II	06/02/2010	24,213
Icahn Master II	06/03/2010	12,018
Icahn Master II	06/04/2010	18,029
Icahn Master II	08/24/2010	678,964	6
Icahn Master II	09/09/2010	18,626
Icahn Master II	09/10/2010	1,661
Icahn Master III	04/07/2010	13,085
Icahn Master III	04/08/2010	6,514
Icahn Master III	04/09/2010	18,688
Icahn Master III	04/12/2010	6,923
Icahn Master III	04/13/2010	14,015
Icahn Master III	04/14/2010	15,604
Icahn Master III	04/15/2010	4,858
Icahn Master III	04/16/2010	9,345
Icahn Master III	04/19/2010	6,508
Icahn Master III	04/20/2010	2,994
Icahn Master III	04/21/2010	6,737
Icahn Master III	04/22/2010	16,351
Icahn Master III	04/23/2010	5,382
Icahn Master III	04/26/2010	8,676
Icahn Master III	04/27/2010	10,451
Icahn Master III	04/28/2010	7,241
Icahn Master III	04/29/2010	9,232
Icahn Master III	04/30/2010	8,232
Icahn Master III	05/04/2010	8,543
Icahn Master III	05/05/2010	8,355
Icahn Master III	05/06/2010	7,893
Icahn Master III	05/07/2010	9,067
Icahn Master III	05/10/2010	5,853
Icahn Master III	05/11/2010	7,344
Icahn Master III	05/12/2010	7,820
Icahn Master III	05/13/2010	8,804
Icahn Master III	05/14/2010	5,949
Icahn Master III	05/17/2010	9,835
Icahn Master III	05/18/2010	12,785
Icahn Master III	05/19/2010	13,038
Icahn Master III	05/20/2010	13,602

6 The record holder acquired these Shares upon the exercise of call options as described on Attachment I-A to this Annex A.

Icahn Master III	05/21/2010	9,455
Icahn Master III	05/24/2010	7,403
Icahn Master III	05/25/2010	8,641
Icahn Master III	05/26/2010	7,730
Icahn Master III	05/27/2010	8,848
Icahn Master III	06/02/2010	9,452
Icahn Master III	06/03/2010	4,539
Icahn Master III	06/04/2010	6,807
Icahn Master III	08/24/2010	429,536	7
Icahn Master III	09/09/2010	3,476
Icahn Master III	09/10/2010	799

Shares purchased by each of the record holders are maintained in margin accounts that include positions in securities in addition to the Shares. As of March 31, 2011, the indebtedness of (i) High River's margin account was approximately $725,665,587, (ii) Icahn Partners' margin account was approximately $495,848,252, (iii) Icahn Master's margin account was approximately $664,488,491, (iv) Icahn Master II's margin account was approximately $255,643,435, and (v) Icahn Master III's margin account was approximately $59,358,257.

7 The Record Holder acquired these Shares upon the exercise of call options as described on Attachment I-A to this Annex A.

ANNEX A
Attachment 1-A

The following are American call options purchased by the record holders, which were written by UBS AG with a $5.65 strike price and an expiration date of June 7, 2012, and which provided for physical settlement. These are further described in the chart set forth below. On August 24, 2010, the record holders exercised all of their respective call options.

NAME	DATE	Quantity	Option Premium Paid ($)
High River	06/07/2010	23,499	73,098.34
High River	06/08/2010	30,000	89,178.00
High River	06/09/2010	18,785	59,460.16
High River	06/10/2010	40,000	138,056.00
High River	06/11/2010	37,257	136,498.47
High River	06/14/2010	26,980	99,915.03
High River	06/15/2010	57,000	222,630.60
High River	06/16/2010	40,000	152,188.00
High River	06/17/2010	25,200	97,045.20
High River	06/18/2010	40,000	158,048.00
High River	06/21/2010	24,000	96,132.00
High River	06/22/2010	111,123	428,012.46
High River	06/23/2010	24,240	93,534.89
High River	06/24/2010	41,901	154,225.01
High River	06/25/2010	33,140	124,371.11
High River	06/28/2010	29,663	112,292.25
High River	06/29/2010	59,927	212,632.98
High River	06/30/2010	100,000	326,080.00
High River	07/01/2010	44,000	134,032.80
High River	07/02/2010	100,000	281,200.00
High River	07/06/2010	90,000	243,459.00
High River	07/07/2010	20,000	59,298.00
High River	07/08/2010	26,949	90,427.37
High River	07/09/2010	8,732	29,963.86
High River	07/12/2010	17,780	60,875.16
High River	07/13/2010	33,937	126,853.11
High River	07/14/2010	37,354	140,749.87
High River	07/15/2010	15,457	56,943.59
High River	07/19/2010	2,027	6,570.32
High River	07/20/2010	20,000	65,960.00
High River	07/21/2010	20,000	68,084.00
High River	07/22/2010	40,000	150,348.00
High River	07/23/2010	40,000	160,732.00

High River	07/26/2010	47,659	197,069.97
High River	07/27/2010	40,000	165,760.00
High River	07/28/2010	14,025	57,703.06
High River	07/29/2010	70,000	275,835.00
High River	07/30/2010	15,000	60,586.50
High River	08/02/2010	15,583	66,291.64
High River	08/03/2010	7,117	29,605.30
High River	08/04/2010	10,790	45,648.17
High River	08/05/2010	5,573	23,194.27
High River	08/06/2010	8,089	32,780.67
High River	08/09/2010	8,800	38,027.44
High River	08/10/2010	10,600	43,685.78
High River	08/11/2010	17,000	62,726.60
High River	08/12/2010	22,123	75,864.19
High River	08/13/2010	20,000	65,460.00
High River	08/16/2010	20,000	71,168.00
High River	08/17/2010	15,703	59,181.47
High River	08/18/2010	20,000	75,468.00
Icahn Partners	06/07/2010	34,201	106,389.05
Icahn Partners	06/08/2010	43,663	129,792.63
Icahn Partners	06/09/2010	27,340	86,539.30
Icahn Partners	06/10/2010	58,218	200,933.61
Icahn Partners	06/11/2010	54,226	198,667.80
Icahn Partners	06/14/2010	39,269	145,424.89
Icahn Partners	06/15/2010	82,961	324,029.07
Icahn Partners	06/16/2010	58,218	221,502.02
Icahn Partners	06/17/2010	36,677	141,243.13
Icahn Partners	06/18/2010	58,219	230,034.91
Icahn Partners	06/21/2010	34,930	139,912.12
Icahn Partners	06/22/2010	161,733	622,947.00
Icahn Partners	06/23/2010	35,281	136,138.79
Icahn Partners	06/24/2010	60,983	224,460.13
Icahn Partners	06/25/2010	48,234	181,017.38
Icahn Partners	06/28/2010	43,173	163,435.71
Icahn Partners	06/29/2010	87,222	309,481.10
Icahn Partners	06/30/2010	145,545	474,593.14
Icahn Partners	07/01/2010	138,152	420,838.62
Icahn Partners	07/02/2010	177,050	497,864.60
Icahn Partners	07/06/2010	157,069	424,887.35
Icahn Partners	07/07/2010	34,904	103,486.87
Icahn Partners	07/08/2010	47,032	157,815.88
Icahn Partners	07/09/2010	15,238	52,289.20
Icahn Partners	07/12/2010	31,030	106,240.51
Icahn Partners	07/13/2010	59,228	221,388.34
Icahn Partners	07/14/2010	65,191	245,639.69

Icahn Partners	07/15/2010	26,978	99,386.95
Icahn Partners	07/19/2010	3,538	11,468.07
Icahn Partners	07/20/2010	34,905	115,116.69
Icahn Partners	07/21/2010	34,905	118,823.60
Icahn Partners	07/22/2010	69,807	262,383.57
Icahn Partners	07/23/2010	61,585	247,467.01
Icahn Partners	07/26/2010	72,818	301,102.43
Icahn Partners	07/27/2010	61,116	253,264.70
Icahn Partners	07/28/2010	21,428	88,161.22
Icahn Partners	07/29/2010	106,953	421,448.30
Icahn Partners	07/30/2010	22,918	92,568.09
Icahn Partners	08/02/2010	10,724	45,620.97
Icahn Partners	08/03/2010	10,845	45,113.03
Icahn Partners	08/04/2010	16,439	69,546.83
Icahn Partners	08/05/2010	8,491	35,338.69
Icahn Partners	08/06/2010	12,324	49,943.01
Icahn Partners	08/09/2010	13,408	57,939.99
Icahn Partners	08/10/2010	16,150	66,559.00
Icahn Partners	08/11/2010	25,901	95,569.51
Icahn Partners	08/12/2010	33,708	115,591.47
Icahn Partners	08/13/2010	30,472	99,734.86
Icahn Partners	08/16/2010	30,471	108,428.01
Icahn Partners	08/17/2010	23,926	90,172.31
Icahn Partners	08/18/2010	30,472	114,983.04
Icahn Master	06/07/2010	40,340	125,485.64
Icahn Master	06/08/2010	51,500	153,088.90
Icahn Master	06/09/2010	32,248	102,074.59
Icahn Master	06/10/2010	68,668	237,000.74
Icahn Master	06/11/2010	63,959	234,326.59
Icahn Master	06/14/2010	46,316	171,522.04
Icahn Master	06/15/2010	97,851	382,186.44
Icahn Master	06/16/2010	68,668	261,261.14
Icahn Master	06/17/2010	43,260	166,594.26
Icahn Master	06/18/2010	68,667	271,317.05
Icahn Master	06/21/2010	41,201	165,030.61
Icahn Master	06/22/2010	190,765	734,769.55
Icahn Master	06/23/2010	41,611	160,564.37
Icahn Master	06/24/2010	71,931	264,756.43
Icahn Master	06/25/2010	56,890	213,502.48
Icahn Master	06/28/2010	50,922	192,770.32
Icahn Master	06/29/2010	102,877	365,028.17
Icahn Master	06/30/2010	171,668	559,775.01
Icahn Master	07/02/2010	194,521	546,993.05
Icahn Master	07/06/2010	177,711	480,726.03
Icahn Master	07/07/2010	39,491	117,086.87

Icahn Master	07/08/2010	53,211	178,549.51
Icahn Master	07/09/2010	17,242	59,165.92
Icahn Master	07/12/2010	35,110	120,209.62
Icahn Master	07/13/2010	67,010	250,476.68
Icahn Master	07/14/2010	73,758	277,920.14
Icahn Master	07/15/2010	30,521	112,439.36
Icahn Master	07/19/2010	4,003	12,975.32
Icahn Master	07/20/2010	39,491	130,241.32
Icahn Master	07/21/2010	39,491	134,435.26
Icahn Master	07/22/2010	78,983	296,873.40
Icahn Master	07/23/2010	69,676	279,979.07
Icahn Master	07/26/2010	82,387	340,670.25
Icahn Master	07/27/2010	69,148	286,549.31
Icahn Master	07/28/2010	24,244	99,747.09
Icahn Master	07/29/2010	121,008	476,832.02
Icahn Master	07/30/2010	25,930	104,733.86
Icahn Master	08/02/2010	25,477	108,381.71
Icahn Master	08/03/2010	12,300	51,165.54
Icahn Master	08/04/2010	18,647	78,888.00
Icahn Master	08/05/2010	9,632	40,087.42
Icahn Master	08/06/2010	13,979	56,649.90
Icahn Master	08/09/2010	15,208	65,718.33
Icahn Master	08/10/2010	18,320	75,502.22
Icahn Master	08/11/2010	29,378	108,398.94
Icahn Master	08/12/2010	38,235	131,115.46
Icahn Master	08/13/2010	34,564	113,127.97
Icahn Master	08/16/2010	34,565	122,996.10
Icahn Master	08/17/2010	27,137	102,273.93
Icahn Master	08/18/2010	34,564	130,423.80
Icahn Master II	06/07/2010	14,121	43,926.19
Icahn Master II	06/08/2010	18,029	53,593.01
Icahn Master II	06/09/2010	11,287	35,726.74
Icahn Master II	06/10/2010	24,037	82,961.30
Icahn Master II	06/11/2010	22,389	82,026.58
Icahn Master II	06/14/2010	16,213	60,041.60
Icahn Master II	06/15/2010	34,253	133,785.37
Icahn Master II	06/16/2010	24,037	91,453.57
Icahn Master II	06/17/2010	15,144	58,319.54
Icahn Master II	06/18/2010	24,037	94,974.99
Icahn Master II	06/21/2010	14,423	57,771.33
Icahn Master II	06/22/2010	66,777	257,204.97
Icahn Master II	06/23/2010	14,566	56,205.82
Icahn Master II	06/24/2010	25,179	92,676.35
Icahn Master II	06/25/2010	19,916	74,742.76
Icahn Master II	06/28/2010	17,825	67,478.32

Icahn Master II	06/29/2010	36,011	127,774.23
Icahn Master II	06/30/2010	60,094	195,954.52
Icahn Master II	07/23/2010	18,851	75,748.97
Icahn Master II	07/26/2010	23,737	98,152.50
Icahn Master II	07/27/2010	19,923	82,560.91
Icahn Master II	07/28/2010	6,985	28,738.39
Icahn Master II	07/29/2010	34,866	137,389.47
Icahn Master II	07/30/2010	7,472	30,180.16
Icahn Master II	08/02/2010	25,259	107,454.31
Icahn Master II	08/03/2010	3,585	14,912.88
Icahn Master II	08/04/2010	5,437	23,001.77
Icahn Master II	08/05/2010	2,808	11,686.62
Icahn Master II	08/06/2010	4,075	16,513.94
Icahn Master II	08/09/2010	4,434	19,160.64
Icahn Master II	08/10/2010	5,340	22,007.74
Icahn Master II	08/11/2010	8,566	31,606.83
Icahn Master II	08/12/2010	11,147	38,225.29
Icahn Master II	08/13/2010	10,076	32,978.75
Icahn Master II	08/16/2010	10,076	35,854.44
Icahn Master II	08/17/2010	7,913	29,822.51
Icahn Master II	08/18/2010	10,076	38,020.78
Icahn Master III	06/07/2010	5,333	16,589.36
Icahn Master III	06/08/2010	6,808	20,237.46
Icahn Master III	06/09/2010	4,263	13,493.67
Icahn Master III	06/10/2010	9,077	31,328.36
Icahn Master III	06/11/2010	8,455	30,976.58
Icahn Master III	06/14/2010	6,123	22,675.31
Icahn Master III	06/15/2010	12,935	50,521.52
Icahn Master III	06/16/2010	9,077	34,535.26
Icahn Master III	06/17/2010	5,719	22,023.87
Icahn Master III	06/18/2010	9,077	35,865.04
Icahn Master III	06/21/2010	5,446	21,813.95
Icahn Master III	06/22/2010	25,218	97,132.17
Icahn Master III	06/23/2010	5,501	21,226.71
Icahn Master III	06/24/2010	9,509	34,999.78
Icahn Master III	06/25/2010	7,520	28,221.81
Icahn Master III	06/28/2010	6,731	25,480.87
Icahn Master III	06/29/2010	13,600	48,255.52
Icahn Master III	06/30/2010	22,693	73,997.33
Icahn Master III	07/01/2010	37,848	115,292.58
Icahn Master III	07/02/2010	28,429	79,942.35
Icahn Master III	07/06/2010	25,220	68,222.62
Icahn Master III	07/07/2010	5,605	16,618.26
Icahn Master III	07/08/2010	7,551	25,337.38
Icahn Master III	07/09/2010	2,446	8,393.45

Icahn Master III	07/12/2010	4,982	17,057.37
Icahn Master III	07/13/2010	9,511	35,551.17
Icahn Master III	07/14/2010	10,467	39,439.66
Icahn Master III	07/15/2010	4,331	15,955.40
Icahn Master III	07/19/2010	569	1,844.36
Icahn Master III	07/20/2010	5,604	18,481.99
Icahn Master III	07/21/2010	5,604	19,077.14
Icahn Master III	07/22/2010	11,210	42,135.03
Icahn Master III	07/23/2010	9,888	39,732.95
Icahn Master III	07/26/2010	11,692	48,346.42
Icahn Master III	07/27/2010	9,813	40,665.07
Icahn Master III	07/28/2010	3,441	14,157.31
Icahn Master III	07/29/2010	17,173	67,670.21
Icahn Master III	07/30/2010	3,680	14,863.89
Icahn Master III	08/02/2010	873	3,713.83
Icahn Master III	08/03/2010	1,740	7,238.05
Icahn Master III	08/04/2010	2,636	11,151.86
Icahn Master III	08/05/2010	1,363	5,672.67
Icahn Master III	08/06/2010	1,977	8,011.79
Icahn Master III	08/09/2010	2,150	9,290.80
Icahn Master III	08/10/2010	2,590	10,674.17
Icahn Master III	08/11/2010	4,155	15,331.12
Icahn Master III	08/12/2010	5,404	18,531.40
Icahn Master III	08/13/2010	4,888	15,998.42
Icahn Master III	08/16/2010	4,888	17,393.46
Icahn Master III	08/17/2010	3,835	14,453.35
Icahn Master III	08/18/2010	4,888	18,444.38

ANNEX A
Attachment 1-B

The following are European put options which were written by the record holders to UBS AG and had a $5.65 strike price and an expiration date of June 7, 2012, and provided for cash settlement only and are further described in the chart set forth below. On August 24, 2010, the record holders exercised all of the call options described in Annex A Attachment 1-A, and upon exercise of the call options, all of the put options described below expired pursuant to their terms.

NAME	DATE	Quantity	Option Premium Received ($)
High River	06/07/2010	23,499	234.99
High River	06/08/2010	30,000	300.00
High River	06/09/2010	18,785	187.85
High River	06/10/2010	40,000	400.00
High River	06/11/2010	37,257	372.57
High River	06/14/2010	26,980	269.80
High River	06/15/2010	57,000	570.00
High River	06/16/2010	40,000	400.00
High River	06/17/2010	25,200	252.00
High River	06/18/2010	40,000	400.00
High River	06/21/2010	24,000	240.00
High River	06/22/2010	111,123	1,111.23
High River	06/23/2010	24,240	242.40
High River	06/24/2010	41,901	419.01
High River	06/25/2010	33,140	331.40
High River	06/28/2010	29,663	296.63
High River	06/29/2010	59,927	599.27
High River	06/30/2010	100,000	1,000.00
High River	07/01/2010	44,000	440.00
High River	07/02/2010	100,000	1,000.00
High River	07/06/2010	90,000	900.00
High River	07/07/2010	20,000	200.00
High River	07/08/2010	26,949	269.49
High River	07/09/2010	8,732	87.32
High River	07/12/2010	17,780	177.80
High River	07/13/2010	33,937	339.37
High River	07/14/2010	37,354	373.54
High River	07/15/2010	15,457	154.57
High River	07/19/2010	2,027	20.27
High River	07/20/2010	20,000	200.00
High River	07/21/2010	20,000	200.00
High River	07/22/2010	40,000	400.00

High River	07/23/2010	40,000	400.00
High River	07/26/2010	47,659	476.59
High River	07/27/2010	40,000	400.00
High River	07/28/2010	14,025	140.25
High River	07/29/2010	70,000	700.00
High River	07/30/2010	15,000	150.00
High River	08/02/2010	15,583	155.83
High River	08/03/2010	7,117	71.17
High River	08/04/2010	10,790	107.90
High River	08/05/2010	5,573	55.73
High River	08/06/2010	8,089	80.89
High River	08/09/2010	8,800	88.00
High River	08/10/2010	10,600	106.00
High River	08/11/2010	17,000	170.00
High River	08/12/2010	22,123	221.23
High River	08/13/2010	20,000	200.00
High River	08/16/2010	20,000	200.00
High River	08/17/2010	15,703	157.03
High River	08/18/2010	20,000	200.00
Icahn Partners	06/07/2010	34,201	342.01
Icahn Partners	06/08/2010	43,663	436.63
Icahn Partners	06/09/2010	27,340	273.40
Icahn Partners	06/10/2010	58,218	582.18
Icahn Partners	06/11/2010	54,226	542.26
Icahn Partners	06/14/2010	39,269	392.69
Icahn Partners	06/15/2010	82,961	829.61
Icahn Partners	06/16/2010	58,218	582.18
Icahn Partners	06/17/2010	36,677	366.77
Icahn Partners	06/18/2010	58,219	582.19
Icahn Partners	06/21/2010	34,930	349.30
Icahn Partners	06/22/2010	161,733	1,617.33
Icahn Partners	06/23/2010	35,281	352.81
Icahn Partners	06/24/2010	60,983	609.83
Icahn Partners	06/25/2010	48,234	482.34
Icahn Partners	06/28/2010	43,173	431.73
Icahn Partners	06/29/2010	87,222	872.22
Icahn Partners	06/30/2010	145,545	1,455.45
Icahn Partners	07/01/2010	138,152	1,381.52
Icahn Partners	07/02/2010	177,050	1,770.50
Icahn Partners	07/06/2010	157,069	1,570.69
Icahn Partners	07/07/2010	34,904	349.04
Icahn Partners	07/08/2010	47,032	470.32
Icahn Partners	07/09/2010	15,238	152.38
Icahn Partners	07/12/2010	31,030	310.30
Icahn Partners	07/13/2010	59,228	592.28

Icahn Partners	07/14/2010	65,191	651.91
Icahn Partners	07/15/2010	26,978	269.78
Icahn Partners	07/19/2010	3,538	35.38
Icahn Partners	07/20/2010	34,905	349.05
Icahn Partners	07/21/2010	34,905	349.05
Icahn Partners	07/22/2010	69,807	698.07
Icahn Partners	07/23/2010	61,585	615.85
Icahn Partners	07/26/2010	72,818	728.18
Icahn Partners	07/27/2010	61,116	611.16
Icahn Partners	07/28/2010	21,428	214.28
Icahn Partners	07/29/2010	106,953	1,069.53
Icahn Partners	07/30/2010	22,918	229.18
Icahn Partners	08/02/2010	10,724	107.24
Icahn Partners	08/03/2010	10,845	108.45
Icahn Partners	08/04/2010	16,439	164.39
Icahn Partners	08/05/2010	8,491	84.91
Icahn Partners	08/06/2010	12,324	123.24
Icahn Partners	08/09/2010	13,408	134.08
Icahn Partners	08/10/2010	16,150	161.50
Icahn Partners	08/11/2010	25,901	259.01
Icahn Partners	08/12/2010	33,708	337.08
Icahn Partners	08/13/2010	30,472	304.72
Icahn Partners	08/16/2010	30,471	304.71
Icahn Partners	08/17/2010	23,926	239.26
Icahn Partners	08/18/2010	30,472	304.72
Icahn Master	06/07/2010	40,340	403.40
Icahn Master	06/08/2010	51,500	515.00
Icahn Master	06/09/2010	32,248	322.48
Icahn Master	06/10/2010	68,668	686.68
Icahn Master	06/11/2010	63,959	639.59
Icahn Master	06/14/2010	46,316	463.16
Icahn Master	06/15/2010	97,851	978.51
Icahn Master	06/16/2010	68,668	686.68
Icahn Master	06/17/2010	43,260	432.60
Icahn Master	06/18/2010	68,667	686.67
Icahn Master	06/21/2010	41,201	412.01
Icahn Master	06/22/2010	190,765	1,907.65
Icahn Master	06/23/2010	41,611	416.11
Icahn Master	06/24/2010	71,931	719.31
Icahn Master	06/25/2010	56,890	568.90
Icahn Master	06/28/2010	50,922	509.22
Icahn Master	06/29/2010	102,877	1,028.77
Icahn Master	06/30/2010	171,668	1,716.68
Icahn Master	07/02/2010	194,521	1,945.21
Icahn Master	07/06/2010	177,711	1,777.11

Icahn Master	07/07/2010	39,491	394.91
Icahn Master	07/08/2010	53,211	532.11
Icahn Master	07/09/2010	17,242	172.42
Icahn Master	07/12/2010	35,110	351.10
Icahn Master	07/13/2010	67,010	670.10
Icahn Master	07/14/2010	73,758	737.58
Icahn Master	07/15/2010	30,521	305.21
Icahn Master	07/19/2010	4,003	40.03
Icahn Master	07/20/2010	39,491	394.91
Icahn Master	07/21/2010	39,491	394.91
Icahn Master	07/22/2010	78,983	789.83
Icahn Master	07/23/2010	69,676	696.76
Icahn Master	07/26/2010	82,387	823.87
Icahn Master	07/27/2010	69,148	691.48
Icahn Master	07/28/2010	24,244	242.44
Icahn Master	07/29/2010	121,008	1,210.08
Icahn Master	07/30/2010	25,930	259.30
Icahn Master	08/02/2010	25,477	254.77
Icahn Master	08/03/2010	12,300	123.00
Icahn Master	08/04/2010	18,647	186.47
Icahn Master	08/05/2010	9,632	96.32
Icahn Master	08/06/2010	13,979	139.79
Icahn Master	08/09/2010	15,208	152.08
Icahn Master	08/10/2010	18,320	183.20
Icahn Master	08/11/2010	29,378	293.78
Icahn Master	08/12/2010	38,235	382.35
Icahn Master	08/13/2010	34,564	345.64
Icahn Master	08/16/2010	34,565	345.65
Icahn Master	08/17/2010	27,137	271.37
Icahn Master	08/18/2010	34,564	345.64
Icahn Master II	06/07/2010	14,121	141.21
Icahn Master II	06/08/2010	18,029	180.29
Icahn Master II	06/09/2010	11,287	112.87
Icahn Master II	06/10/2010	24,037	240.37
Icahn Master II	06/11/2010	22,389	223.89
Icahn Master II	06/14/2010	16,213	162.13
Icahn Master II	06/15/2010	34,253	342.53
Icahn Master II	06/16/2010	24,037	240.37
Icahn Master II	06/17/2010	15,144	151.44
Icahn Master II	06/18/2010	24,037	240.37
Icahn Master II	06/21/2010	14,423	144.23
Icahn Master II	06/22/2010	66,777	667.77
Icahn Master II	06/23/2010	14,566	145.66
Icahn Master II	06/24/2010	25,179	251.79
Icahn Master II	06/25/2010	19,916	199.16

Icahn Master II	06/28/2010	17,825	178.25
Icahn Master II	06/29/2010	36,011	360.11
Icahn Master II	06/30/2010	60,094	600.94
Icahn Master II	07/23/2010	18,851	188.51
Icahn Master II	07/26/2010	23,737	237.37
Icahn Master II	07/27/2010	19,923	199.23
Icahn Master II	07/28/2010	6,985	69.85
Icahn Master II	07/29/2010	34,866	348.66
Icahn Master II	07/30/2010	7,472	74.72
Icahn Master II	08/02/2010	25,259	252.59
Icahn Master II	08/03/2010	3,585	35.85
Icahn Master II	08/04/2010	5,437	54.37
Icahn Master II	08/05/2010	2,808	28.08
Icahn Master II	08/06/2010	4,075	40.75
Icahn Master II	08/09/2010	4,434	44.34
Icahn Master II	08/10/2010	5,340	53.40
Icahn Master II	08/11/2010	8,566	85.66
Icahn Master II	08/12/2010	11,147	111.47
Icahn Master II	08/13/2010	10,076	100.76
Icahn Master II	08/16/2010	10,076	100.76
Icahn Master II	08/17/2010	7,913	79.13
Icahn Master II	08/18/2010	10,076	100.76
Icahn Master III	06/07/2010	5,333	53.33
Icahn Master III	06/08/2010	6,808	68.08
Icahn Master III	06/09/2010	4,263	42.63
Icahn Master III	06/10/2010	9,077	90.77
Icahn Master III	06/11/2010	8,455	84.55
Icahn Master III	06/14/2010	6,123	61.23
Icahn Master III	06/15/2010	12,935	129.35
Icahn Master III	06/16/2010	9,077	90.77
Icahn Master III	06/17/2010	5,719	57.19
Icahn Master III	06/18/2010	9,077	90.77
Icahn Master III	06/21/2010	5,446	54.46
Icahn Master III	06/22/2010	25,218	252.18
Icahn Master III	06/23/2010	5,501	55.01
Icahn Master III	06/24/2010	9,509	95.09
Icahn Master III	06/25/2010	7,520	75.20
Icahn Master III	06/28/2010	6,731	67.31
Icahn Master III	06/29/2010	13,600	136.00
Icahn Master III	06/30/2010	22,693	226.93
Icahn Master III	07/01/2010	37,848	378.48
Icahn Master III	07/02/2010	28,429	284.29
Icahn Master III	07/06/2010	25,220	252.20
Icahn Master III	07/07/2010	5,605	56.05
Icahn Master III	07/08/2010	7,551	75.51

Icahn Master III	07/09/2010	2,446	24.46
Icahn Master III	07/12/2010	4,982	49.82
Icahn Master III	07/13/2010	9,511	95.11
Icahn Master III	07/14/2010	10,467	104.67
Icahn Master III	07/15/2010	4,331	43.31
Icahn Master III	07/19/2010	569	5.69
Icahn Master III	07/20/2010	5,604	56.04
Icahn Master III	07/21/2010	5,604	56.04
Icahn Master III	07/22/2010	11,210	112.10
Icahn Master III	07/23/2010	9,888	98.88
Icahn Master III	07/26/2010	11,692	116.92
Icahn Master III	07/27/2010	9,813	98.13
Icahn Master III	07/28/2010	3,441	34.41
Icahn Master III	07/29/2010	17,173	171.73
Icahn Master III	07/30/2010	3,680	36.80
Icahn Master III	08/02/2010	873	8.73
Icahn Master III	08/03/2010	1,740	17.40
Icahn Master III	08/04/2010	2,636	26.36
Icahn Master III	08/05/2010	1,363	13.63
Icahn Master III	08/06/2010	1,977	19.77
Icahn Master III	08/09/2010	2,150	21.50
Icahn Master III	08/10/2010	2,590	25.90
Icahn Master III	08/11/2010	4,155	41.55
Icahn Master III	08/12/2010	5,404	54.04
Icahn Master III	08/13/2010	4,888	48.88
Icahn Master III	08/16/2010	4,888	48.88
Icahn Master III	08/17/2010	3,835	38.35
Icahn Master III	08/18/2010	4,888	48.88

ANNEX B

[FORM OF NOMINEE AGREEMENT]

ICAHN CAPITAL L.P.

February 9, 2011

Dear Mr. ___________________:

This will confirm our understanding as follows:

You agree that you are willing, should we so elect, to become a member of a slate of nominees (the "Slate") to stand for election as directors of Mentor Graphics Corporation ("Mentor Graphics") in connection with a proxy contest with management of Mentor Graphics in respect of the election of directors of Mentor Graphics at the 2011 Annual Meeting of Shareholders of Mentor Graphics (the "Annual Meeting"), expected to be held on or about May 12, 2011, or a special meeting of shareholders of Mentor Graphics called for a similar purpose (the "Proxy Contest").

Icahn Capital L.P. ("Icahn") agrees to pay the costs of the Proxy Contest.

You understand that it may be difficult, if not impossible, to replace nominees who, such as yourself, have agreed to serve on the Slate and later change their minds and determine not to seek election. Accordingly, the Slate is relying upon your agreement to seek election. In that connection, you are being supplied with a questionnaire in which you will provide Icahn with information necessary for Icahn to make appropriate disclosure both to Mentor Graphics and for use in creating the proxy material to be sent to shareholders of Mentor Graphics and to be filed with the Securities and Exchange Commission. You have agreed that (i) you will immediately complete and sign the questionnaire and return it to Jesse A. Lynn, Assistant General Counsel, Icahn Enterprises L.P., 767 Fifth Avenue, Suite 4700, New York, NY 10153, Tel: (212) 702-4331, Fax: (917) 591-3310, Email: jlynn@sfire.com and (ii) your responses to the questions contained therein will be true and correct in all respects. In addition, you have agreed that, concurrently with your execution of this letter, you will execute the attached instrument directed to Mentor Graphics informing Mentor Graphics that you consent to being nominated by Icahn for election as a director of Mentor Graphics and, if elected, consent to serving as a director of Mentor Graphics. Upon being notified that we have chosen you, we may forward that consent and your completed questionnaire (or summaries thereof) to Mentor Graphics.

Icahn hereby agrees that, so long as you actually serve on the Slate, Icahn will defend, indemnify and hold you harmless from and against any and all losses, damages, penalties, judgments, awards, liabilities, costs, expenses and disbursements (including, without limitation, reasonable attorneys' fees, costs, expenses and disbursements) incurred by you in the event that (i) you become a party, or are threatened to be made a party, to any civil, criminal, administrative or arbitrative action, suit or proceeding, and any appeal thereof relating solely to your role as a nominee for director of Mentor Graphics on the Slate (a "Proceeding") or (ii) you are called to testify or give a deposition in any Proceeding (whether or not you are a party or are threatened to be made a party to such Proceeding), including, in each case, the advancement to you of all reasonable attorneys' costs and expenses incurred by you in connection with any Proceeding. Your right of indemnification hereunder shall continue (i) in the event that Icahn determines to withdraw the Slate or remove you from the Slate and (ii) after the election has taken place but only for events which occur prior to the later of (x) such election and (y) the date you become a director of Mentor Graphics, and subsequent to the date hereof. Anything to the contrary herein notwithstanding, Icahn is not indemnifying you for any action taken by you or on your behalf which occurs prior to the date hereof or subsequent to the Annual Meeting or such earlier time as you are no longer a nominee of the Slate for election to Mentor Graphics' Board of Directors or for any actions taken by you as a director of Mentor Graphics, if you are elected. Nothing herein shall be construed to provide you an indemnity: (i) in the event you are found to have engaged in a violation of any provision of state or federal law in connection with the Proxy Contest unless you demonstrate that your action was taken in good faith and in a manner you reasonably believed to be in or not opposed to the best interests of electing the Slate; or (ii) if you acted in a manner which constitutes gross negligence or willful misconduct. In the event that you shall make any claim for indemnification hereunder, you shall promptly notify Icahn in the event of any third-party claims actually made against you or known by you to be threatened. In addition, with respect to any such claim, Icahn shall be entitled to control your defense with counsel chosen by Icahn. Icahn shall not be responsible for any settlement of any claim against you covered by this indemnity without its prior written consent. However, Icahn may not enter into any settlement of any such claim without your consent unless such settlement includes a release of you from any and all liability in respect of such claim.

Each of us recognizes that should you be elected to the Board of Directors of Mentor Graphics all of your activities and decisions as a director will be governed by applicable law and subject to your fiduciary duty to the shareholders of Mentor Graphics and, as a result, that there is, and can be, no agreement between you and Icahn which governs the decisions which you will make as a director of Mentor Graphics.

Should the foregoing agree with your understanding, please so indicate in the space provided below, whereupon this letter will become a binding agreement between us.

Very truly yours,

ICAHN CAPITAL L.P.

By:
Name: Edward E. Mattner
Title: Authorized Signatory

Agreed to and Accepted as
of the date first above written:

Name:

IMPORTANT
1.             If your shares of Common Stock are held in your own name, please mark, date and mail the enclosed GOLD proxy card to our Proxy Solicitor, D.F. King & Co., Inc., in the postage-paid envelope provided.

2.             If your shares of Common Stock are held in the name of a brokerage firm, bank nominee or other institution, only it can vote such shares of Common Stock and only upon receipt of your specific instructions. Accordingly, you should contact the person responsible for your account and give instructions for a GOLD proxy card to be signed representing your shares of Common Stock.

3.             If you have already submitted a white proxy card to Mentor Graphics for the Annual Meeting, you may change your vote to a vote FOR the election of the Nominees and FOR Proposal No. 6 by marking, signing, dating and returning the enclosed GOLD proxy card for the Annual Meeting, which must be dated after any proxy you may have submitted to Mentor Graphics. You may also submit your later-dated proxy by using the enclosed GOLD proxy card to vote by telephone or by Internet. ONLY YOUR LATEST DATED PROXY FOR THE ANNUAL MEETING WILL COUNT AT THE ANNUAL MEETING.

If you have any questions or require any assistance in executing your proxy, please call:

D.F. King & Co., Inc.
Shareholders call toll-free: (800) 714-3313
Banks and Brokerage Firms call: (212) 269-5550

VOTE BY INTERNET	WWW.CESVOTE.COM

Visit the Internet voting website at http:// www.cesvote.com. Have this proxy card ready and follow the instructions on your screen. You will incur only your usual Internet charges. Available 24 hours a day, 7 days a week until 9:00 a.m. Pacific Daylight Time on May 12, 2011.

VOTE BY TELEPHONE	1-888-693-8683

Call toll-free on a touch-tone telephone, 24 hours a day, seven days a week until 9:00 a.m. Pacific Daylight Time on May 12, 2011. Have this form available when you call and follow the simple instructions.

VOTE BY MAIL

Simply sign and date your proxy card and return it in the postage-paid envelope to D.F. King & Co., c/o Corporate Election Services, P.O. Box 3230, Pittsburgh, PA 15230. If you are voting by telephone or the Internet, please do not mail your proxy card.

Vote by Internet	Vote By Telephone	Vote by Mail
Access the Website and submit your proxy: **www.cesvote.com**	Call Toll-Free using a touch-tone telephone: **1-888-693-8683**	Sign and return your proxy in the postage-paid envelope provided.

Control Number ➔

DETACH BELOW AND RETURN USING THE ENVELOPE PROVIDED ONLY IF YOU ARE VOTING BY MAIL

GOLD PROXY CARD

MENTOR GRAPHICS CORPORATION
ANNUAL MEETING OF SHAREHOLDERS MAY 12, 2011

GOLD PROXY CARD

The undersigned hereby appoints and constitutes each of Mr. David Schechter and Mr. Jesse A. Lynn, Assistant General Counsel of Icahn Enterprises L.P. (acting alone or together) as proxies, with full power of substitution in each, to represent the undersigned at the Annual Meeting of Shareholders of Mentor Graphics Corporation ("Mentor Graphics" or the "Company") to be held at 8005 S.W. Boeckman Road, Wilsonville, Oregon 97070-7777, on Thursday, May 12, 2011 at 9:00 a.m., local time, and at any adjournments, postponements or continuations thereof (the "Annual Meeting"), hereby revoking any proxies previously given, to vote all shares of Common Stock of Mentor Graphics held or owned by the undersigned as directed below, and in their discretion on any amendments or variations to matters identified in the notice of meeting or upon such other matters as may come before the meeting (provided, however, that the persons named above will be permitted to use such discretionary authority only for matters which they do not know, a reasonable time before the solicitation, are to be presented at the meeting).

Shareholder Sign Here ____________ Date ________

Shareholder (Joint Owner) Sign Here ____________ Date ________

Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

MENTOR GRAPHICS CORPORATION
ANNUAL MEETING OF SHAREHOLDERS

SIGN, DATE AND MAIL YOUR PROXY TODAY,
UNLESS YOU HAVE VOTED BY INTERNET OR TELEPHONE.

IF YOU HAVE NOT VOTED BY INTERNET OR TELEPHONE, PLEASE DATE, MARK, SIGN AND RETURN THIS PROXY PROMPTLY. YOUR VOTE, WHETHER BY INTERNET, MAIL OR TELEPHONE, MUST BE RECEIVED NO LATER THAN 9:00 A.M. PACIFIC DAYLIGHT TIME, 2011 TO BE INCLUDED IN THE VOTING RESULTS. ALL VALID PROXIES RECEIVED PRIOR TO THE MEETING WILL BE VOTED.

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, DETACH ALONG THE PERFORATION,
↓ MARK, SIGN, DATE AND RETURN THE BOTTOM PORTION USING THE ENCLOSED ENVELOPE. ↓

THE PARTICIPANTS RECOMMEND A VOTE "FOR" THE ELECTION OF THE NOMINEES LISTED IN PROPOSAL 1 BELOW.

1. ELECTION OF DIRECTORS — NOMINEES: (1) Mr. José Maria Alapont (2) Mr. Gary Meyers (3) Mr. David Schechter

❑ **FOR ALL NOMINEES** ❑ **WITHHELD FROM ALL NOMINEES** ❑ **FOR ALL EXCEPT**

PLUS the persons who have been nominated by Mentor Graphics to serve as directors, other than Marsha B. Congdon, James R. Fiebiger and Fontaine K. Richardson. The Participants are NOT seeking authority to vote for and WILL NOT exercise any authority to vote for Marsha B. Congdon, James R. Fiebiger and Fontaine K. Richardson. There is no assurance that any of the Mentor Graphics nominees will serve as directors if any or all of the Icahn Parties' Nominees are elected to the Board. You should refer to the proxy statement and form of proxy distributed by Mentor Graphics for the names, background, qualifications and other information concerning the Mentor Graphics nominees.

Note: if you do not wish your shares voted "FOR" a particular nominee, mark the "FOR ALL EXCEPT" box and write the name(s) of the nominee(s) you do not support on the line below. You may also withhold authority to vote for the persons who have been nominated by Mentor Graphics to serve as directors (other than Marsha B. Congdon, James R. Fiebiger and Fontaine K. Richardson, and as to whom this proxy will not be voted in any case) by writing the names of such nominees below. Your shares will then be voted for the remaining nominee(s) named or described above.

THE PARTICIPANTS RECOMMEND A VOTE FOR PROPOSAL NOS. 2, 5 AND 6, AGAINST PROPOSAL NO. 4, AND FOR 1 YEAR ON PROPOSAL NO. 3.

2. Shareholder advisory vote on executive compensation. ❑ **FOR** ❑ **AGAINST** ❑ **ABSTAIN**
3. Shareholder advisory vote on the frequency of future advisory votes on executive compensation. ❑ **EVERY YEAR** ❑ **EVERY 2 YEARS** ❑ **EVERY 3 YEARS** ❑ **ABSTAIN**
4. Proposal to amend the Company's 1989 Employee Stock Purchase Plan and Foreign Subsidiary Employee Stock Purchase Plan to increase the number of shares reserved for issuance under each of the plans. ❑ **FOR** ❑ **AGAINST** ❑ **ABSTAIN**
5. Proposal to ratify the appointment of KPMG LLP as the Company's independent registered public accounting firm for its fiscal year ending January 31, 2012. ❑ **FOR** ❑ **AGAINST** ❑ **ABSTAIN**
6. Proposal to amend the Company's bylaws by adding a new Article XI to opt out of certain provisions of the Oregon Business Corporation Act relating to business combinations with interested shareholders. ❑ **FOR** ❑ **AGAINST** ❑ **ABSTAIN**

(CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE.)